UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

FIGS, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE & PROXY STATEMENT

Annual Meeting of Stockholders

June 8, 2022

1:30 p.m. (Pacific time)

FIGS, INC.

2834 COLORADO AVENUE, SUITE 100

SANTA MONICA, CALIFORNIA 90404

April 26, 2022

To Our Stockholders:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of FIGS, Inc. at 1:30 p.m. Pacific time, on Wednesday, June 8, 2022. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section called “Who can attend the Annual Meeting?” on page 3 of the Proxy Statement for more information about how to attend the meeting online.

Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, we urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,

Heather Hasson

Co-Chief Executive Officer and Chairperson of the Board of Directors

Catherine Spear

Co-Chief Executive Officer and Director

FIGS, INC.

2834 Colorado Avenue, Suite 100

Santa Monica, California 90404

Notice of Annual Meeting of Stockholders

To Be Held WEDNESDAY, JUNE 8, 2022

The Annual Meeting of Stockholders (the “Annual Meeting”) of FIGS, Inc., a Delaware corporation (the “Company”), will be held at 1:30 p.m. Pacific time on Wednesday, June 8, 2022. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/FIGS2022 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:

•
To elect Catherine Spear and Sheila Antrum as Class I Directors to serve until the 2025 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified;
•
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and
•
To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment of the Annual Meeting.

Holders of record of our Class A common stock and Class B common stock as of the close of business on April 13, 2022 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose that is relevant to the meeting by sending an email to legal@wearfigs.com, stating the purpose of the request and providing proof of ownership of Company stock. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will help ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

Todd Maron

Chief Legal Officer and Secretary

Santa Monica, California

April 26, 2022

FIGS, INC.

2834 Colorado Avenue, Suite 100

Santa Monica, California 90404

PROXY STATEMENT

This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation by the Board of Directors (the “Board”) of FIGS, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Wednesday, June 8, 2022 (the “Annual Meeting”), at 1:30 p.m. Pacific time, and at any continuation, postponement or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/FIGS2022 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.

Holders of record of outstanding shares of our capital stock, composed of Class A common stock, $0.0001 par value per share, and Class B common stock, $0.0001 par value per share (together, “Common Stock”), as of the close of business on April 13, 2022 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment of the Annual Meeting, and will vote together as a single class on all matters presented at the Annual Meeting. Each share of our Class A common stock entitles its holders to one vote per share on all matters presented to our stockholders generally, and each share of Class B common stock entitles its holders to twenty votes per share on all matters presented to our stockholders generally. As of the Record Date, there were 158,537,564 shares of Class A common stock and 6,196,339 shares of Class B common stock outstanding and entitled to vote at the Annual Meeting, representing 56.1% and 43.9% of the voting power of our Common Stock, respectively.

This Proxy Statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2021 (the “2021 Annual Report”) will be released on or about April 26, 2022 to our stockholders on the Record Date.

In this Proxy Statement, “FIGS”, “Company”, “we”, “us” and “our” refer to FIGS, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON WEDNESDAY, JUNE 8, 2022

This Proxy Statement and our 2021 Annual Report to Stockholders are available at http://www.proxyvote.com/

Proposals

At the Annual Meeting, our stockholders will be asked:

1.
To elect Catherine Spear and Sheila Antrum as Class I Directors to serve until the 2025 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified;
2.
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and
3.
To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment of the Annual Meeting.

Recommendations of the Board

The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board recommends that you vote:

•
FOR the election of Catherine Spear and Sheila Antrum as Class I Directors; and
•
FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Information About This Proxy Statement

Why you received this Proxy Statement. You are viewing or have received these proxy materials because FIGS’ Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, FIGS is making this Proxy Statement and its 2021 Annual Report available to its stockholders electronically via the Internet. On or about April 26, 2022, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this Proxy Statement and our 2021 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the Proxy Statement and 2021 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2022 ANNUAL MEETING OF STOCKHOLDERS

1.
Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is April 13, 2022. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of our Class A common stock is entitled to one vote for all matters before the Annual Meeting and each outstanding share of our Class B common stock is entitled to twenty votes for all matters before the Annual Meeting. Holders of Class A common stock and holders of Class B common stock vote together as a single class on any matter (including the election of directors) that is submitted to a vote of our stockholders, unless otherwise required by law or our amended and restated certificate of incorporation. At the close of business on the Record Date, there were 158,537,564 shares of Class A common stock and 6,196,339 shares of Class B common stock outstanding and entitled to vote at the Annual Meeting, representing 56.1% and 43.9% of the total voting power of our Common Stock, respectively.

2.
What is the difference between being a “record holder” and holding shares in “street name”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

3.
Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares online at the Annual Meeting, unless you obtain a legal proxy from your bank or brokerage firm.

4.
How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, online or by proxy, of the holders of a majority in voting power of the Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.

5.
Who can attend the Annual Meeting?

You may attend the Annual Meeting online only if you are a FIGS stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/FIGS2022. To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 1:30 p.m. Pacific time / 4:30 p.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 1:15 p.m. Pacific time / 4:15 p.m. Eastern Time, and you should allow ample time for the check-in procedures.

6.
What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting is authorized by our Amended and Restated Bylaws to adjourn the meeting, without the vote of stockholders.

7.
What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

8.
How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote:

•
by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;
•
by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;
•
by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or
•
Electronically at the Meeting—If you attend the meeting online, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 8:59 p.m. Pacific time / 11:59 p.m., Eastern time, on June 7, 2022. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.

Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.

Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.

9.
Can I change my vote after I submit my proxy?

Yes.

If you are a registered stockholder, you may revoke your proxy and change your vote:

•
by submitting a duly executed proxy bearing a later date;
•
by granting a subsequent proxy through the Internet or telephone;
•
by giving written notice of revocation to the Secretary of FIGS prior to or at the Annual Meeting; or
•
by voting online at the Annual Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting by obtaining your 16-digit control number or otherwise voting through the bank or broker.

10.
Who will count the votes?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

11.
What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 2 of this Proxy Statement, as well as with the description of each proposal in this Proxy Statement.

12.
Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

13.
Why hold a virtual meeting?

As part of our effort to maintain a safe and healthy environment in light of the ongoing COVID-19 pandemic, we believe that hosting a virtual meeting this year is in the best interest of the Company and its stockholders. A virtual meeting also enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/FIGS2022. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.

14.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/FIGS2022.

15.
Will there be a question and answer session during the Annual Meeting?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than one question. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

•
in excess of the one question limit;
•
irrelevant to the business of the Company or to the business of the Annual Meeting;
•
related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
•
related to any pending, threatened or ongoing litigation;
•
related to personal grievances;

•
derogatory references to individuals or that are otherwise in bad taste;
•
substantially repetitious of questions already made by another stockholder;
•
in furtherance of the stockholder’s personal or business interests; or
•
out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.

16.
How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes).	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.
17.
What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the other proposals before the Annual Meeting, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.

18.
What are broker non-votes and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.

19.
Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

PROPOSALS TO BE VOTED ON

Proposal 1: Election of Directors

At the Annual Meeting, two (2) Class I Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2025 and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.

We currently have eight (8) directors on our Board. Our current Class I Directors are Catherine Spear and Sheila Antrum. The Board has nominated Catherine Spear and Sheila Antrum for election as Class I Directors at the Annual Meeting.

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

As set forth in our Amended and Restated Certificate of Incorporation, the Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The current class structure is as follows: Class I, whose current term will expire at the Annual Meeting and, if elected at the Annual Meeting, whose subsequent term will expire at the 2025 Annual Meeting of Stockholders; Class II, whose term will expire at the 2023 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2024 Annual Meeting of Stockholders. The current Class I Directors are Catherine Spear and Sheila Antrum; the current Class II Directors are Heather Hasson, Kenneth Lin and Michael Soenen; and the current Class III Directors are A.G. Lafley, Jeffrey Wilke and J. Martin Willhite.

Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that, subject to the rights of the holders of any series of preferred stock to elect directors and subject to the terms of the Voting Agreement (as defined below), the authorized number of directors may be changed from time to time by the Board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms ensures continuity from year to year and may delay or prevent a change of our management or a change in control of our Company. Subject to the rights of the holders of any series of preferred stock to elect directors and the rights granted pursuant to the Voting Agreement (as defined below), our directors may be removed only for cause by the affirmative vote of the holders of a majority of our outstanding voting stock entitled to vote in the election of directors, voting together as a single class.

In connection with our initial public offering (“IPO”) of our Class A common stock in May 2021, we entered into a voting agreement (the “Voting Agreement”) with our co-founders and co-Chief Executive Officers, Ms. Hasson and Ms. Spear, and Tulco, LLC (“Tulco”), and certain related persons and trusts, pursuant to which such parties have agreed to take all necessary action to include each of Ms. Hasson, Ms. Spear and the Tulco director (as defined in the Voting Agreement) in the slate of nominees nominated by the Board for the applicable class of directors for election or re-election by the stockholders of the Company and to vote, or cause to vote, all of their outstanding shares of our Common Stock for the election of Ms. Hasson, Ms. Spear and, for so long as Tulco and its permitted transferees (as defined in the Company’s Amended and Restated Certificate of Incorporation) maintains a specified percentage of ownership of our outstanding Common Stock, the Tulco director, at any annual or special meeting of stockholders at which directors are elected, as applicable. On March 21, 2022, the existing parties to the Voting Agreement entered into an amendment and joinder with Thomas Tull, the founder, Chairman and Chief Executive Officer of Tulco, and his family trust (the “Tull Parties”), under which the Tull Parties were acknowledged as permitted transferees under the Voting Agreement and joined as parties to the Voting Agreement, with the same rights and obligations as the other investor parties thereto. Pursuant to the Voting Agreement, Ms. Spear, Ms. Hasson and J. Martin Willhite (the current Tulco director) have been designated as directors of the Board, serving as Class I, II and III directors, respectively. In accordance with the Voting Agreement, the Board has nominated Ms. Spear for election as a Class I Director at the Annual Meeting. As a result of the Voting Agreement and the aggregate voting power of the parties thereto, we expect that the parties acting together will control the election of directors of the Company. For more information, see “Corporate Governance—Voting Agreement” and “—“Controlled Company Exemption.”

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented thereby for the election as Class I Directors of the persons whose names and biographies appear below. In the event that either Ms. Spear or Ms. Antrum should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that either of Ms. Spear or Ms. Antrum will be unable to serve if elected. Each of Ms. Spear and Ms. Antrum has consented to being named in this Proxy Statement and to serve if elected.

Vote required

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.

Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the election of each of the below Class I Director nominees.

Nominees For Class I Director (terms to expire at the 2025 Annual Meeting)

The current members of the Board who are also nominees for election to the Board as Class I Directors are as follows:

Name	Age	Served as a Director Since	Position with FIGS
Catherine Spear	38	2013	Director, Co-Founder and Co-Chief Executive Officer
Sheila Antrum	63	2021	Director

The principal occupations and business experience, for at least the past five years, of each Class I Director nominee for election at the Annual Meeting are as follows:

Catherine Spear

Ms. Spear co-founded our company and serves as our co-Chief Executive Officer and as a member of our Board. Prior to co-founding FIGS, Ms. Spear served as an associate at the Blackstone Group Inc, a leading global alternative investment business, in the firm’s hedge fund group. Ms. Spear began her career at Citigroup Global Markets Inc., where she spent four years in its investment banking and private equity divisions. From August 2020 to July 2021, Ms. Spear also served as a member of the board of directors of One, a blank check company. Ms. Spear holds a B.A. in Economics from Tufts University and an M.B.A. from Harvard Business School. She was also selected to join the Aspen Institute’s Henry Crown Fellows in 2018. We believe that Ms. Spear is qualified to serve as a member of our Board based on the perspective and experience she brings as our co-founder and co-Chief Executive Officer.

Sheila Antrum

Ms. Antrum has served as a member of our Board since May 2021. Since 2007, Ms. Antrum has served in roles of increasing responsibility at the University of California, including serving as the Senior Vice President and Chief Operating Officer of UCSF Health since August 2017, UCSF Health President-Adult Services since September 2015 and the Chief Nursing Officer of UCSF Medical Center from September 2007 to 2017 and again as interim Chief Nursing Officer from 2019 to 2020. Before that, from 2003 to 2007, Ms. Antrum served as the Chief of Ambulatory Operations and Associate Director of Clinical Cancer Center Operations at the University of California San Diego Medical Center. Ms. Antrum also has served on the board of directors of Integer Holdings Corporation since February 2021. Ms. Antrum holds a B.A. of Science in Nursing from Hampton University and a Master’s in Health Services Administration from the University of Michigan School of Public Health. We believe Ms. Antrum is qualified to serve as a member of our Board based on her extensive leadership experience in the healthcare industry.

Continuing members of the Board of Directors:

Class II Directors (terms to expire at the 2023 Annual Meeting)

The current members of the Board who are Class II Directors are as follows:

Name	Age	Served as a Director Since	Position with FIGS
Heather Hasson	40	2013	Director, Co-Founder and Co-Chief Executive Officer
Kenneth Lin	46	2022	Director
Michael Soenen	52	2021	Director

The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:

Heather Hasson

Ms. Hasson co-founded our company and serves as our co-Chief Executive Officer and as chairperson of our Board. Prior to co-founding FIGS, Ms. Hasson was an entrepreneur, having served as founder and CEO of Heather Hasson bags, a high-end bag line, and FIGS Ties, a tie and scarf company. Since January 2021, Ms. Hasson also has served as a member of the board of directors of G Squared Ascend I Inc. and G Squared Ascend II Inc., two blank check companies, and as a member of the board of directors of RxArt, a non-profit whose mission is to help children heal through the extraordinary power of visual art. Ms. Hasson holds a B.A. in Political Science from the University of Wisconsin-Madison. We believe that Ms. Hasson is qualified to serve as a member of our Board based on her experience in the apparel industry and the knowledge of our company she brings as our co-founder and co-Chief Executive Officer.

Kenneth Lin

Mr. Lin has served as a member of our Board since April 2022. Mr. Lin has served as the Chief Executive Officer of Credit Karma, a consumer finance company that he founded and that was acquired by Intuit in 2020, since March 2007. He previously founded Multilytics Marketing, a data driven marketing agency and has served as a member of the board of trustees at Boston University since December 2021. Mr. Lin holds a B.A. in Economics and Mathematics from Boston University and was selected to join the Aspen Institute’s Henry Crown Fellows in 2018. We believe that Mr. Lin is qualified to serve as a member of our Board due to his extensive leadership, technology and internet company experience.

Michael Soenen

Mr. Soenen has served as a member of our Board since May 2021. From 2015 through 2020, Mr. Soenen served as a member of the Investment Committee and Co-Head of Operations Group at Valor Equity Partners L.P., an investment firm. Before that, from 1997 to 2008, Mr. Soenen served in roles of increasing responsibility at FTD Group, Inc., a provider of floral and specialty gift products, including as President, Chief Executive Officer and Chairperson from 2004 to 2008. Mr. Soenen also currently serves on the boards of directors of several privately-held companies. Mr. Soenen holds a B.A. in Economics from Kalamazoo College. We believe that Mr. Soenen is qualified to serve as a member of our Board based on his broad leadership, operational and transactional experience.

Class III Directors (terms to expire at the 2024 Annual Meeting)

The current members of the Board who are Class III Directors are as follows:

Name	Age	Served as a Director Since	Position with FIGS
A.G. Lafley	74	2022	Director
Jeffrey Wilke	55	2022	Director
J. Martin Willhite	51	2019	Director

The principal occupations and business experience, for at least the past five years, of the Class III Directors are as follows:

A.G. Lafley

Mr. Lafley has served as a member of our Board since April 2022. Mr. Lafley served in various positions at The Procter & Gamble Company from 1977 to June 2016, including as its President, Chief Executive Officer and as a member of the board of directors from June 2000 until June 2009 and again from May 2013 to October 2015. He also served as Chairman of the Board from July 2002 through February 2010 and again from May 2013 through June 2016. From April 2010 to May 2013, Mr. Lafley served as a consultant and as a Senior Adviser at Clayton, Dubilier & Rice, LLC, a private equity firm. Mr. Lafley served as a member of the board of directors of Snap Inc. from July 2016 to December 2021. Mr. Lafley has also served on the board of directors of Tulco since September 2017. Mr. Lafley holds a B.A. from Hamilton College and an M.B.A. from Harvard Business School. We believe that Mr. Lafley is qualified to serve as a member of our Board due to his extensive leadership experience.

Jeffrey Wilke

Mr. Wilke has served as a member of our Board of Directors since April 2022. Since March 1, 2021, Mr. Wilke has served as Chairman of the board of directors of Re:Build Manufacturing, a privately-held industrial manufacturing group that provides manufacturing solutions. Before that, from 1999 through 2021, Mr. Wilke served in various senior executive roles at Amazon.com, Inc., including CEO of Worldwide Consumer, from April 2016 to March 2021, Senior Vice President, Consumer Business, from February 2012 until April 2016, and as Senior Vice President, North America Retail, from January 2007 until February 2012. Prior to Amazon.com, Mr. Wilke held executive positions at AlliedSignal (now Honeywell International Inc), an aerospace firm. He began his career writing code and managing software development projects at Andersen Consulting (now Accenture plc), a consulting firm. Mr. Wilke holds a B.S.E. in Chemical Engineering from Princeton University and an M.S. in Chemical Engineering and M.B.A. from Massachusetts Institute of Technology. We believe Mr. Wilke is qualified to serve as a member of our Board based on his broad leadership experience in the direct to consumer, supply chain, logistics and technology industries.

J. Martin Willhite

Mr. Willhite has served as a member of our Board since February 2019. Since June 2017, Mr. Willhite has served as Vice Chairman at Tulco. Before that, from October 2011 to June 2017, Mr. Willhite served as General Counsel at Legendary Entertainment, a film and television production company, where he also served as Chief Operating Officer from April 2013 to June 2017. Before that, Mr. Willhite was a Partner at Munger, Tolles & Olson LLP, a law firm. Mr. Willhite holds a B.A. in Philosophy from Brigham Young University and a J.D. from Loyola Law School. We believe that Mr. Willhite is qualified to serve as a member of our Board based on his broad leadership, operational, legal and transactional experience.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Ernst & Young LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

Ernst & Young LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2021. Neither Ernst & Young LLP nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit services. A representative of Ernst & Young LLP is expected to attend the 2022 Annual Meeting and be available to respond to appropriate questions from stockholders.

In the event that the appointment of Ernst & Young LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2023. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.

Vote Required

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Ernst & Young LLP, we do not expect any broker non-votes in connection with this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2022.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed the audited consolidated financial statements of FIGS, Inc., a Delaware corporation (the “Company”) for the fiscal year ended December 31, 2021 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Michael Soenen (Chair)

Sheila Antrum*

____________________

*Ms. Antrum’s service on the Audit Committee ended on April 1, 2022, when the Audit Committee was reconstituted by the Board to consist entirely of Michael Soenen, Jeffrey Wilke and Kenneth Lin.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

The following table summarizes the fees of Ernst & Young LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	2021	2020
Audit Fees(1)	$2,459,027	$304,150
Audit Related Fees	—	—
Tax Fees	83,193	16,480
All Other Fees	—	—
Total Fees	$2,542,220	$320,630

____________________

(1)
In 2021, Tulco, LLC reimbursed us for an aggregate amount of $1.1 million for certain of the Audit Fees incurred in connection with our May 2021 IPO and September 2021 follow-on offering. For more information, see “Certain Relationships and Related Person Transactions—Follow-On Offering” and “Certain Relationships and Related Person Transactions—Tulco IPO Fees Reimbursement.”

Audit Fees

Audit fees for the fiscal years ended December 31, 2021 and 2020 include fees billed for professional services rendered in connection with the audit of our consolidated financial statements and reviews of our unaudited quarterly consolidated financial statements. This category also includes fees for services incurred in connection with our IPO and follow-on offering in 2021.

Audit Related Fees

There were no audit related fees for the fiscal years ended December 31, 2021 and 2020.

Tax Fees

Tax fees for the fiscal years ended December 31, 2021 and 2020 include fees billed primarily for tax advisory and tax compliance services.

All Other Fees

There were no other fees for the fiscal years ended December 31, 2021 and 2020.

Audit Committee Pre-Approval Policy and Procedures

The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Ernst & Young LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Ernst & Young LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. The Audit Committee may, on a periodic basis, review and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by Ernst & Young LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee pre‑approved all services performed since the Pre-Approval Policy was adopted.

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Position(s)
Heather Hasson (1)	40	Director, Co-Founder and Co-Chief Executive Officer
Catherine Spear (2)	38	Director, Co-Founder and Co-Chief Executive Officer
Daniella Turenshine (3)	33	Chief Financial Officer

(1)
See biography on page 10 of this Proxy Statement.
(2)
See biography on page 9 of this Proxy Statement.
(3)
Ms. Turenshine has served as our Chief Financial Officer since December 2021, and before that as Senior Vice President of Finance and Strategy from November 2018 to December 2021. From July 2017 to November 2018, Ms. Turenshine served as Vice-President of Garnett Station Partners, an investment firm, where she helped to build out Fridababy, a consumer products company. Before that, from July 2013 to June 2015, Ms. Turenshine worked at Avista Capital Partners, a private equity firm, where she focused on transactions in the consumer, healthcare and media sectors. From July 2011 to June 2013, she served as an Analyst at Credit Suisse. Ms. Turenshine holds an M.B.A. from Harvard Business School and an A.B. with High Honors in Finance and Economics from Princeton University.

CORPORATE GOVERNANCE

General

Our Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and charters for our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines, and our Code of Business Conduct and Ethics in the “Governance” section under “Governance Documents” on the “Investor Relations” section of our website located at www.ir.wearfigs.com, or by writing to our Secretary at our offices at FIGS, Inc., 2834 Colorado Avenue, Suite 100, Santa Monica, California 90404.

Board Composition

Our Board currently consists of eight members: Heather Hasson, Catherine Spear, Sheila Antrum, A.G. Lafley, Kenneth Lin, Michael Soenen, Jeffrey Wilke and J. Martin Willhite. These directors are a diverse group of individuals, with diverse backgrounds, experience, perspectives and skills relevant to our company. As described in greater detail in their biographies above, our directors have backgrounds as retail, operational and financial experts, technologists, investors and advisors. Many of our directors have experience serving with other public companies, and have an understanding of corporate governance practices and trends and different business processes, challenges and strategies. In particular, among their many other skills:

•
Heather Hasson brings experience from the apparel industry, as an entrepreneur and from her unique knowledge of our company and the community we serve due to her role as our co-founder and co-Chief Executive Officer;
•
Catherine Spear brings financial and business experience, after having worked for Blackstone and Citibank and from her unique knowledge of our company and the community we serve due to her role as our co-founder and co-Chief Executive Officer;
•
Sheila Antrum brings healthcare and operations experience, based on her many decades of service in the healthcare industry, initially as a healthcare professional and then as an executive, including as Chief Operating Officer at UCSF Health;
•
A.G. Lafley brings experience as a seasoned public company leader and as an expert on consumer goods businesses, based on his almost 40 years of prior service at Procter & Gamble, including as its Chief Executive Officer and Chairman of the Board;
•
Kenneth Lin brings experience as a successful founder and technology leader with a deep understanding of how to engage with consumers in the digital age, based on his role as founder and Chief Executive Officer of Credit Karma;
•
Michael Soenen brings public company leadership, operational and transactional experience, based on his prior service as a member of the Investment Committee and Co-Head of the Operations Group at Valor Equity Partners L.P., and as President, Chief Executive Officer and Chairperson of FTD Group, Inc;
•
Jeffrey Wilke brings public company experience as one of the world’s foremost operations leaders, with a deep understanding of the direct-to-consumer supply chain, logistics and technology spaces, based on his over 20 years of prior service in various senior executive roles at Amazon.com, Inc., including as CEO of Worldwide Consumer; and
•
J. Martin Willhite brings leadership, operational, legal and transactional experience, based on his service as a lawyer and a business executive, including at Munger, Tolles & Olson LLP, Legendary Entertainment and Tulco.

In addition, the following charts reflect the racial and ethnic diversity, gender diversity and age mix, as of April 26, 2022, of the members of our Board following the Annual Meeting, assuming the election of all director nominees:

Member of Underrepresented Racial or Ethnic Group

(2 of 8 Directors)

2

Age Distribution

1
1
2
3
1
<40 Years: 13%
(1 of 8 Directors)
40-49 Years: 25%
(2 of 8 Directors)
50-59 Years: 38%
(3 of 8 Directors)
60-69 Years: 13%
(1 of 8 Directors)
>70 Years: 13%
(1 of 8 Directors)

As set forth in our Amended and Restated Certificate of Incorporation, the Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed only by resolution of the Board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our company. At this stage of the Company’s development, where our focus remains on ensuring growth over the long-term, we believe that having a staggered board is beneficial for the Company and our shareholders, as it promotes consistency and continuity on the Board. It also ensures that a majority of directors—including our co-founders and Co-Chief Executive Officers—at any given time will have prior experience with, and in-depth knowledge of, the Company and its policies, strategies and businesses and is positioned to make decisions that are best for the Company and its stockholders.

Subject to the rights of the holders of any series of preferred stock to elect directors and the rights granted pursuant to the Voting Agreement, our directors may be removed only for cause by the affirmative vote of the holders of a majority in voting power of the outstanding shares of our capital stock entitled to vote in the election of directors.

Voting Agreement

In connection with our IPO, we, our co-founders and co-Chief Executive Officers, Heather Hasson and Catherine Spear, and Tulco, LLC (“Tulco”), and certain related persons and trusts entered into a Voting Agreement, under which the investor parties (as defined in the Voting Agreement) have agreed to vote their shares for the election of each of Heather Hasson, Catherine Spear and for so long as Tulco and its permitted transferees (as defined in the Company’s Amended and Restated Certificate of Incorporation) hold, in the aggregate, at least 10% of the total number of outstanding shares of all classes of our Common Stock (calculated on a diluted basis to include any issued and outstanding options, RSUs or other equity awards, whether vested or unvested) (the “Tulco Director Threshold”), an individual designated by Tulco, to our Board, and to vote against their removal. The Voting Agreement will be in effect until: (1) the time at which neither Ms. Hasson nor Ms. Spear nor any of their permitted transferees hold shares of Class B common stock, (2) with respect to Tulco and its permitted transferees, the time at which Tulco and its permitted transferees cease to satisfy the Tulco Director Threshold or (3) the earlier of (a) the date fixed by our Board that is not less than 60 days or more than 180 days following the death or disability of both Ms. Hasson and Ms. Spear and (b) June 1, 2031, the 10-year anniversary of the date of the closing of the IPO, each of which we refer to as a final conversion event. The conversion of our Class B common stock to Class A common stock is provided for in our Amended and Restated Certificate of Incorporation.

On March 21, 2022, in connection with a distribution by Tulco of all shares of the Company’s Common Stock then held by Tulco to its members on a pro rata basis, and as contemplated by the Voting Agreement, the existing parties to the Voting Agreement entered into an amendment and joinder with Thomas Tull, the founder, Chairman and Chief Executive Officer of Tulco, and his family trust (the “Tull Parties”), under which the Tull Parties were acknowledged as permitted transferees under the Voting Agreement and joined as parties to the Voting Agreement, with the same rights and obligations as the other investor parties thereto.

Pursuant to the Voting Agreement, Catherine Spear, Heather Hasson and J. Martin Willhite have been designated as directors of the Board, serving as Class I, II and III directors, respectively. For more information, see “Proposals to be Voted On—Proposal 1: Election of Directors.”

Director Independence

Our Board has determined that each of Sheila Antrum, A.G. Lafley, Kenneth Lin, Michael Soenen and Jeffrey Wilke (the “Independent Directors”) qualifies as “independent” in accordance with the listing requirements of the New York Stock Exchange (“NYSE”). In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management, including that (i) Mr. Lafley is a member of the board of directors and shareholder of Tulco and (ii) Thomas Tull serves on the board of directors of Re:Build Manufacturing, where Mr. Wilke serves as chairman of the board of directors, and determined that all of the Independent Directors, including Messrs. Lafley and Wilke, who have many decades of experience as established, respected and independent business leaders, are independent under NYSE listing requirements. There are no family relationships among any of our directors or executive officers.

Controlled Company Exemption

Heather Hasson, Catherine Spear, and the Tull Parties, by virtue of the Voting Agreement and the obligations and rights thereunder, including provisions relating to the coordination of the voting of shares of our company’s Common Stock held by the parties thereto, are a “group” within the meaning of Section 13(d) of the Exchange Act. Together these parties, through their beneficial ownership of our shares directly or indirectly, in the aggregate, control more than 50% of the voting power for the election of directors, and, as a result, we are considered a “controlled company” for the purposes of the NYSE listing requirements. As such, we qualify for, and rely on, exemptions from certain corporate governance requirements. As a “controlled company,” we have elected not to have our compensation and nominating and corporate governance committees be fully independent. Accordingly, our stockholders may not have the same protections afforded to stockholders of companies that are subject to all of the corporate governance requirements of the NYSE.

If at any time we cease to be a “controlled company” under the rules of NYSE, our Board intends to take all action necessary to comply with the NYSE corporate governance rules applicable to non-controlled companies in the required timeframe.

Executive Sessions

Our independent directors meet in executive session on a regularly scheduled basis without non-independent directors or management present on a regularly scheduled basis, but no less than twice per year. Each executive session of the independent directors is presided over by Michael Soenen, our Lead Independent Director.

Director Candidates

The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board, subject to any obligations and procedures governing the nomination of directors to the Board that may be included in the Nomination Agreement. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director. Sheila Antrum was initially recommended to serve on our Board by our Co-Chief Executive Officers and, after several interviews with the Board and members of the Company’s executive leadership team, Ms. Antrum was appointed in May 2021.

Pursuant to the Voting Agreement, we have agreed, subject to certain exceptions, to nominate and use our reasonable best efforts to cause the election to our Board for a three-year term a slate of Class I directors that includes Catherine Spear at the first annual meeting of our stockholders following our IPO.

In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other Board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, FIGS, Inc., 2834 Colorado Avenue, Suite 100, Santa Monica, California 90404. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Investor Outreach

In 2021, our Board and management determined to formally establish an active dialogue with our largest stockholders regarding our corporate governance practices. We initiated a program of periodic investor outreach to ensure that our Board and management understand and consider the issues that matter most to our stockholders. Senior members of management and members of the Board have directly participated, and we expect that they will participate in the future, in meetings with a broad base of investors regarding both general and FIGS-specific corporate governance topics. In 2022, senior members of management held meetings with our institutional investors, during which senior management discussed our corporate governance practices and ESG initiatives, and obtained feedback from our investors. Through this program, we have received and continue to periodically receive helpful input regarding a number of corporate governance-related matters, and we consider such input as we review potential adjustments to our corporate governance practices.

While we expect to maintain our investor outreach program, we do not expect that we will always be able to address all of our stockholders’ feedback. However, we seek to optimize our corporate governance by continually refining our relevant policies, procedures and practices to align the needs of the Company with evolving regulations and best practices, issues raised by our stockholders, and otherwise as circumstances warrant.

Communications from Interested Parties

Anyone who would like to communicate with, or otherwise make their concerns known directly to the lead director, chairperson of any of the Audit, Nominating and Corporate Governance, and Compensation Committees, or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to the Secretary of the Company, FIGS, Inc., 2834 Colorado Avenue, Suite 100, Santa Monica, California 90404, who will forward such communications to the appropriate party. Such communications may be done confidentially or anonymously.

Our Secretary is primarily responsible for monitoring these communications and for providing copies or summaries to the directors as he considers appropriate.

Communications are forwarded to the appropriate director(s) if they relate to important substantive matters and include suggestions or comments that our Secretary considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Board Leadership Structure and Role in Risk Oversight

Our Amended and Restated Bylaws and Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chairperson of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our company. Currently, the roles are combined, with Ms. Hasson serving as Chairperson of the Board and Co-Chief Executive Officer. Our Board has determined that combining the roles of Chairperson of the Board and Co-Chief Executive Officer is best for our company and its stockholders at this time because it promotes unified leadership by Ms. Hasson and allows for a single, clear focus for management to execute the Company’s strategy and business plans. Our Board also benefits from the strong leadership of Mr. Soenen, our Lead Independent Director, and participation of our other independent directors, and is comprised of individuals with extensive experience in finance and accounting, the apparel and healthcare industries and public company management. For these reasons and because of the strong leadership of Ms. Hasson as Chairperson of the Board and Co-Chief Executive Officer, our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Our Corporate Governance Guidelines provide that, if the Chair of our Board is a member of management or does not otherwise qualify as independent, the independent members of our Board may elect among themselves a lead independent director. Michael Soenen has served as our Lead Independent Director since August 2021. The Lead Independent Director’s responsibilities include, but are not limited to, presiding over all meetings of the Board at which the Chair of the Board is not present, including any executive sessions of the independent directors, approving the Board’s meeting schedules and agendas, and acting as liaison between the independent directors of the Board and the Chief Executive Officer and the Chair of the Board.

Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. Our Board of Directors administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. While our Board is responsible for monitoring and assessing strategic risk exposure, our Audit Committee is responsible for overseeing our major financial risk and enterprise exposures and the steps our management has taken to mitigate such exposures, including the structure, design, adoption and implementation of our risk management policies and internal control systems. The Audit Committee also oversees management of cybersecurity risks and approves or disapproves any related person transactions. Our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. Our Nominating and Corporate Governance Committee manages risks associated with the independence of our Board and governance matters. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics (the “Code of Business Conduct and Ethics”) that applies to our directors, officers and employees, including our principal executive officers, principal financial officer, principal accounting officer or controller or persons performing similar functions. A current copy of the Code of Business Conduct and Ethics is posted on the Investor Relations section of our website at ir.wearfigs.com under “Governance Documents” under the section entitled “Governance.” We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics, as well as NYSE’s requirement to disclose waivers with respect to directors and executive officers, by posting such information on our website at the address and location specified above.

Anti-Hedging Policy

Our Board has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders. In addition, the policy prohibits pledging the Company’s equity securities as collateral to secure loans.

Attendance by Members of the Board of Directors at Meetings

There were six meetings of the Board during the fiscal year ended December 31, 2021. During the fiscal year ended December 31, 2021, each director attended at least 75% of the aggregate of (i) all meetings of the Board and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.

Under our Corporate Governance Guidelines, which is available on our investor relations website at www.ir.wearfigs.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairperson of the Board or the Chairperson of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend. Given the timing of our IPO, we did not hold an annual meeting in 2021.

Corporate Responsibility

Our company culture mirrors our mission to celebrate, empower and serve those who serve others. We understand that authentically serving humans starts from within, and we are passionate about supporting our community and ensuring that our company reflects the world we want to live in.

Human Capital

As of December 31, 2021, we employed 264 team members in the United States across our Santa Monica, California headquarters, our City of Industry, California fulfillment center location and remote locations. As of December 31, 2021, 97% of our employees were permanent employees.

The vast majority of our employees continue to work remotely in light of the COVID-19 pandemic, and we have provided resources to enable employees to effectively manage remote work, such as web conferencing and project collaboration solutions and equipment and supplies for at-home offices.

Diversity, Equity and Inclusion

At FIGS, we are creating the world we want to live in, and we work hard to enable our company to reflect what we want to see in our community. We prioritize building a diverse, inclusive, equitable and empowered team representing a mix of gender, racial and ethnic backgrounds, industries and levels of experience, and utilize dedicated technology from a leading third-party provider to drive inclusive hiring at every level. We also continuously assess our hiring process to identify areas for development and to improve our inclusive hiring strategies, and are deeply committed to finding diverse candidates through new sourcing methods, reducing unconscious bias across the recruitment life cycle and promoting fair and consistent hiring practices.

Our hiring methods currently include (1) utilizing special tools to review all communications to candidates to facilitate the use of inclusive language and (2) leveraging a bias scanner within our applicant tracking system to hide pictures or mask other elements that could introduce bias into the hiring process. We are also in the process of elevating our talent acquisition curriculum to include broader interview training on diversity and inclusion best practices. Based on data collected between December 2021 and January 2022, we are proud that:

•
64% of our leadership team identified as women, 9% identified as agender and 30% identified as members of underrepresented racial or ethnic groups;
•
69% of our total workforce identified as women, 2% identified as non-binary, 1% identified as genderqueer or genderfluid, 1% identified as agender and 61% identified as members of underrepresented racial or ethnic groups; and
•
In 2021, 59% of our newly hired employees identified as members of underrepresented groups.

We also believe that to be successful, each of our employees must feel empowered to show up as their true authentic selves. As we continue to grow, we are proactive in enabling every single person at FIGS to have a platform to be seen, heard and celebrated. To accomplish this goal, we are intensely focused on our culture, team-building initiatives and well-being. Our employee-led Culture Committee strives to foster an empowering, supportive and healthy experience for all FIGS employees and helps enable all FIGS voices to be represented and heard, by routinely organizing Company-wide events and initiatives focused on diversity and inclusion. Our Culture Committee programming also provides a way for our employees to give back to the community every month, driving connections and making an impact on a wide variety of organizations in need. In 2021, we held nine community donation initiatives, each of which were built around monthly themes, such as Black Community Empowerment, Women’s Empowerment, Environmental Wellness, Mental Health, Pride, Financial Wellness, Physical & Nutritional Wellness, Creativity and Family.

Community Connections

FIGS is made possible by our healthcare professionals, whom we call Awesome Humans, and we strive to incorporate feedback from them into all aspects of our business. In 2022, we announced our FIGS Healthcare Advisory Board, which is comprised of seven accomplished healthcare professionals who will provide critical input, expertise and a direct line to our Awesome Humans, enabling FIGS to make an even greater and lasting impact on healthcare and the healthcare community. The members of our Advisory Board represent a diverse set of perspectives from a variety of healthcare professions and will advise us on product development, messaging and community-building, giving and other initiatives to better equip us to transform the healthcare experience.

Our community of Awesome Humans is inherently diverse across size, race, age, body type, profession and gender expression, and we partner with models and ambassadors who reflect this dynamic community. Fit inclusivity is also a core aspect of our philosophy and we accordingly offer products in sizes ranging from XXS-2XL. The model selector feature on our website, which we introduced in 2021, further allows our healthcare professionals to better visualize how certain products look across different body types and sizes. Moving forward, we intend to use our community connections and data capabilities to continue to drive even greater inclusivity and diversity throughout our business.

Threads for Threads

In line with our purpose-driven mission and core values, giving back is ingrained in everything we do at FIGS. When FIGS was founded in 2013, we created an initiative called Threads for Threads to donate scrubs to healthcare professionals who work in resource-poor countries and lack the proper uniforms to do their jobs safely. What began as a one-for-one model of donating scrubs in 2013 has progressed into a comprehensive aid and corporate social responsibility initiative. In addition to donating scrubs, we are focused on making bigger, longer-lasting impact in the community we serve—and the communities they serve—around the world. We do so through medical giving trips, tuition and student loan repayment grants to the next generation of healthcare professionals, financial support to organizations that help uplift the healthcare community, and a wide range of other partnerships and giving initiatives that support the vulnerable communities that our healthcare community serves every day.

During the year ended December 31, 2021, we donated over 55,000 FIGS scrubs and over 300,000 FIGS masks globally. We also made almost $1 million in monetary donations, including to healthcare and other non-profit institutions and as part of our Future Icons Grant program, through which we awarded 10 healthcare professionals $50,000 grants each to go toward their tuition or student loan repayment, for a total of $500,000 awarded. Previously, in 2020, in response to the COVID-19 pandemic, we focused our giving efforts locally in the United States, donating personal protective equipment, scrubs, funds and other essential products to frontline workers affected by the pandemic, including 70,000 FIGS scrubs, 6,890 FIGS masks and $100,000. We also gave away 25,000 KN95 masks free with purchase.

Sustainability

The healthcare community fundamentally exists to promote and protect humanity, and serving the healthcare community means that we must respect humanity at every stage of our business, from how our supply chain partners operate their factories and treat their employees to the materials that we use in our products.

Supply Chain

We have a diversified and flexible supply chain that leverages third-party suppliers and manufacturers to produce our raw materials and finished products. We directly and actively manage every step of our product development and production process and carefully evaluate all of our suppliers and manufacturers for alignment with our standards for quality of manufacturing, ethical working conditions and social and environmental sustainability practices. All suppliers and manufactures we partner with are contractually required to adhere to our Vendor Manual, through which they commit to providing working conditions that meet or exceed the labor standards established by the United Nations, local labor laws and the standards established by the Fair Labor Association. As part of our quality assurance procedures, FIGS representatives visit all direct FIGS suppliers on average two times each month, and they visit all of our suppliers’ suppliers on average one time each month, to review their operations and our quality requirements. We are proud that we have deep, long-standing partnerships with our suppliers, and produce more than 65% of our scrubwear with suppliers that we have worked with for more than 5 years.

In line with our values, and in addition to having deep long-standing partnerships with our key suppliers, we also require all of our suppliers to be certified through the Worldwide Responsible Accredited Production (“WRAP”) program, which is an independent organization dedicated to promoting safe, lawful, humane and ethical manufacturing. Through their commitment to adhere to our Vendor Manual, all suppliers and manufacturers are contractually required to commit to upholding these standards. As part of our suppliers’ required certification with WRAP, they commit to regular audits by WRAP directly to promote their compliance with WRAP’s 12 Principles, which are: (1) compliance with laws and workplace regulations, (2) prohibition of forced labor, (3) prohibition of child labor, (4) prohibition of harassment and abuse, (5) compensation and benefits, (6) hours of work, (7) prohibition of discrimination, (8) health and safety, (9) freedom of association and collective bargaining, (10) environment, (11) customs compliance and (12) security.

In addition, in order to be WRAP certified, our suppliers are required to show WRAP (which in turn reports to us) that they are adhering to environmentally-conscious business practices, including obligations to: (1) have an established environmental protective plan that addresses where and how solid, chemical, sanitary and wastewater substances are disposed of and conduct an environmental assessment every 6 months, (2) have their general and hazardous waste treated by qualified agencies, (3) store and handle their solid, chemical and sanitary substances by qualified personnel in accordance with specific chemical storage and usage protocol, (4) collect and store empty bottles and barrels in a designated location by relevant personnel qualified to handle chemicals, (5) collect residue cloth and other waste materials and put them in designated sites by qualified sanitary personnel several times a day, (6) discharge wastewater directly to a sewage treatment plant, where it is treated and purified, (7) recycle solid, chemical, sanitary and wastewater substances as required by law, (8) maintain records of air pollution emission events every month, and (9) maintain a monthly record of water and electricity consumption.

WRAP awards Gold certifications to facilities that demonstrate full compliance with WRAP’s 12 principles, and WRAP awards Platinum certifications to facilities that have demonstrated full compliance with WRAP’s 12 principles for three consecutive certification audits. Platinum facilities are required to successfully pass every WRAP audit with no corrective actions or observations and maintain continuous certification without gaps. All FIGS suppliers must have a Gold or Platinum certification in order to continue to work with us.

Sustainable Materials

We are committed to enhancing the sustainability of our products and packing and to making our products with safe, high-quality materials that healthcare professionals deserve. To that end, in 2022 we appointed a Chief Product and Sustainability Officer to lead the continued build out of a product portfolio that is both inclusive and innovative, drive our global supply chain strategy to enable it to have a diversified network of best-in-class manufacturing partners, digitize production and operational processes and lead our sustainability efforts.

In addition, in 2021, we started the process of certifying all of our core scrubwear with OEKO-TEX®. STANDARD 100 by OEKO-TEX® certiﬁcation requires testing of all fabrics and trims so that our products are safe from harmful substances. OEKO-TEX® tests for hundreds of chemicals, including pesticides, carcinogenic colorants, heavy metals and a wide variety of other harmful substances.

We have thus far obtained certiﬁcations for our FIONx™ fabric and almost every other component used in our core scrubwear. Once we obtain certiﬁcations for the remainder of our scrubwear components, we plan to apply for certiﬁcation at the product level. As part of this process, our upstream suppliers are required to annually test their products for harmful substances.

In 2021, we also undertook the following sustainability improvements for our products:

•
FREEx™: According to our supplier, this fabrication is made of 92% recycled and upcycled polyester ﬁbers, the use of which can reduce CO2 emissions and energy consumption.
•
Sweater Knit: Our supplier for our sweater knit products uses solar energy and is the first textile mill in Asia to commit to becoming 100% reliant on renewable energy by 2040. Our supplier has also indicated that these products use Low Impact Dye Technology, which uses 15% less dye stuff, 22% less electricity, 50% less thermal energy and 60% less water.
•
On-Shift™ Fleece: According to our supplier, our On-Shift™ Fleece uses 100% recycled polyester.
•
Women’s Supersoft Underscrubs: According to our supplier, the modal used in the product is sourced from sustainable forests and production uses self-sufﬁcient bioreﬁneries.

Appointing a Chief Product and Sustainability Officer, obtaining these certiﬁcations and continuing to enhance the sustainability of our products are part of our ongoing commitment to creating products that are made with safe, high-quality materials that healthcare professionals deserve.

Safety

We are committed to the health and safety of our employees. The core elements of our employee health and safety strategy are risk analysis, incident management and training, including for our team members at our fulfillment center, and we ensure that our third-party logistics provider, which operates our fulfillment center, maintains robust safety practices as well. We also maintain a whistleblower hotline through which employees can report health and safety risks, among other concerns.

During fiscal year 2021, due to the COVID-19 pandemic, we also continued to implement safety protocols to protect our employees, including protocols regarding social distancing and face coverings, temperature checks and testing. In addition, the vast majority of our employees continue to work remotely.

We are also committed to the health and safety of all workers in our supply chain. Our Vendor Manual, which all of our suppliers and manufacturers are required to adhere to contractually, requires that our suppliers and manufacturers must meet or exceed the labor standards established by the United Nations, local laws and operate and maintain their facilities in compliance with the standards, rules and regulations established by the Fair Labor Association, including the Workplace Code of Conduct. It also requires that they post in a clearly visible, legible and readily understandable manner, a list of worker’s rights, and those rights must be clearly explained to all employees and any other persons providing services in their own respective languages. To promote compliance with these requirements, our suppliers and manufacturers must also make their facilities available to FIGS and FIGS’ authorized representatives for inspection during normal business hours upon twenty-four (24) hours’ prior written notice.

COMMITTEES OF THE BOARD

Our Board has established three standing committees—Audit, Compensation, and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by our Board.

The members of each of the Board committees and committee Chairpersons are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance
Sheila Antrum			X
Kenneth Lin	X
Michael Soenen	Chairperson	Chairperson
Jeffrey Wilke	X
J. Martin Willhite		X	Chairperson

Audit Committee

Our Audit Committee oversees our corporate accounting and financial reporting process. Our Audit Committee’s responsibilities include, among other things:

•
appointing, compensating, retaining, evaluating and overseeing our independent registered public accounting firm;
•
discussing with our independent registered public accounting firm their independence;
•
reviewing with our independent registered public accounting firm the scope and results of their audit;
•
approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•
overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;
•
reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements;
•
establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters;
•
reviewing and approving or ratifying any related person transactions; and
•
preparing the audit committee report required by the SEC rules (which is included on page 13 of this Proxy Statement).

The Audit Committee charter is available on our investor relations website at www.ir.wearfigs.com. The members of the Audit Committee are Messrs. Lin, Soenen and Wilke. Mr. Soenen serves as the Chairperson of the committee. Our Board has affirmatively determined that each of Messrs. Lin, Soenen and Wilke is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and the NYSE Rules, including those related to Audit Committee membership.

The members of our Audit Committee meet the requirements for financial literacy under the applicable NYSE rules. In addition, our Board has determined that Mr. Soenen qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. No Audit Committee member currently serves on the audit committee of more than three public companies.

After its establishment in connection with our IPO in May 2021, the Audit Committee met two times in 2021.

Compensation Committee

Our Compensation Committee oversees policies relating to the compensation and benefits of our executive officers and directors. Our Compensation Committee’s responsibilities include, among other things:

•
reviewing and approving the corporate goals and objectives, evaluating the performance of and reviewing and approving (either alone, or if directed by the Board, in connection with a majority of the independent members of the Board of Directors) the compensation of our Co-Chief Executive Officers;
•
reviewing and setting or making recommendations to our Board regarding the compensation of our other executive officers;

•
reviewing and approving or making recommendations to our Board regarding our incentive compensation and equity-based plans, policies and programs;
•
making recommendations to our Board regarding the compensation of our directors; and
•
appointing and overseeing any compensation consultants.

The Compensation Committee generally considers our Co-Chief Executive Officers’ recommendations when making decisions regarding the compensation of non-employee directors and executive officers (other than the Co-Chief Executive Officers). Pursuant to the Compensation Committee’s charter, which is available on our investor relations website at www.ir.wearfigs.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. In 2021, in connection with our IPO, management engaged Pay Governance LLC (“Pay Governance”), a compensation consulting firm, to assist in making decisions regarding the amount and types of compensation to provide our executive officers and non-employee directors. Pay Governance reported directly to management, and their services to the Company culminated just prior to the consummation of our IPO.

The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans. In January 2022, with its adoption of Policies and Procedures for the Grant of Equity-Based Awards (the “Equity Grant Policy”), the Compensation Committee delegated limited authority to Catherine Spear and Heather Hasson, our Co-Chief Executive Officers, and Daniella Turenshine, our Chief Financial Officer (the “Management Designees”), for twelve months, to grant annual and new hire restricted stock unit (“RSU”) and stock option awards under the Equity Grant Policy to employees who are not executive officers or directors of the Board, subject to a cap on both the aggregate number of shares approved for issuance by the Management Designees and the dollar amount of any individual award granted by the Management Designees pursuant to the Equity Grant Policy.

The Equity Grant Policy also provides that:

•
The grant date of equity awards occurs on or after the date on which the applicable award is approved, which, to the extent reasonably practicable, is the 10ᵗʰ day of each month or the immediately following business day.
•
New hire grants made by the Management Designees to employees vest over four years from the employee’s start date. RSUs vest quarterly and options to purchase our Class A common stock vest monthly, subject to a one-year cliff from the employee’s start date.
•
Annual grants made by the Management Designees to employees vest over four years from the grant date. RSUs vest quarterly and options to purchase our Class A common stock vest monthly, subject to a one-year cliff from the employee’s start date if the annual grant occurred prior to the one-year anniversary of the employee’s start date.
•
Grants made by the Management Designees to consultants vest over two years from the grant date. RSUs vest quarterly, subject to a discretionary cliff that may be applied as determined by the Management Designees. The Management Designees may deviate from the above suggested vesting schedule on a case-by-case basis.
•
The number of shares of our Class A common stock subject to options is determined by dividing the dollar-denominated value of the applicable option by the per share Black-Scholes valuation as of the applicable grant date, utilizing the same assumptions that the Company uses in preparation of its financial statements.
•
The number of shares of our Class A common stock subject to RSUs is determined by dividing the dollar-denominated value of the applicable RSU award by the average closing price of our Class A common stock over the 20-trading day period ending on (and including) the applicable grant date.

Any grants made by the Management Designees pursuant to the Equity Grant Policy must be reported to the Compensation Committee (including the recipients, award levels and grant rationale) at the next regularly scheduled Compensation Committee meeting following the applicable grant date.

The members of our Compensation Committee are Mr. Soenen and Mr. Willhite. Mr. Soenen serves as the Chairperson of the Compensation Committee. Mr. Soenen qualifies as an independent director under NYSE’s heightened independence standards for members of a compensation committee and Each member of the Compensation Committee qualifies as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.

After its establishment in connection with our IPO in May 2021, the Compensation Committee met two times in 2021.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee oversees and assists our Board in reviewing and recommending nominees for election as directors and developing and maintaining our corporate governance policies. Our Nominating and Corporate Governance Committee’s responsibilities include, among other things:

•
identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board;
•
recommending to the Board the persons to be nominated for election as directors and to each Board committee;
•
making recommendations to the Board with respect to management succession planning;
•
developing and recommending to the Board Corporate Governance Guidelines, and reviewing and recommending to our Board proposed changes to our Corporate Governance Guidelines from time to time; and
•
overseeing an annual evaluation of the Board.

The Nominating and Corporate Governance Committee charter is available on our investor relations website at www.ir. wearfigs.com. The members of our Nominating and Corporate Governance Committee are Ms. Antrum and Mr. Willhite. Mr. Willhite serves as the Chairperson of the Nominating and Corporate Governance Committee. Our Board has affirmatively determined that Ms. Antrum meets the definition of “independent director” under the NYSE rules. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders.

After its establishment in connection with our IPO in May 2021, the Nominating and Corporate Governance Committee met one time in 2021.

EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. In 2021, our named executive officers were as follows:

•
Heather Hasson, Co-Chief Executive Officer;
•
Catherine Spear, Co-Chief Executive Officer;
•
Daniella Turenshine, Chief Financial Officer; and
•
Jeffrey D. Lawrence, former Chief Financial Officer.

Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for 2021 and 2020:

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	All Other Compensation ($)		Total ($)
Heather Hasson	2021	851,923	1,000,000	3,609,111	7,500,006	530	(4)	12,961,570
Co-Chief Executive Officer	2020	456,154	1,000,000	—	38,125,365	47,329		39,628,848
Catherine Spear	2021	851,923	1,000,000	3,609,111	7,500,006	70,588	(5)	13,031,628
Co-Chief Executive Officer	2020	456,154	1,000,000	—	38,125,365	64,212		39,645,731
Daniella Turenshine	2021	311,539	375,000	10,252,659	10,527,665	26,039	(6)	21,492,902
Chief Financial Officer
Jeffrey D. Lawrence(3)	2021	494,381	—	—	5,669,726	20,797	(7)	6,184,904
Former Chief Financial Officer	2020	1,923	—	—	5,402,086	—		5,404,009

(1)
Amounts include discretionary bonuses paid to our named executive officers for their performance with respect to the applicable year. With respect to Ms. Turenshine, amount includes (i) a one-time $50,000 bonus paid in connection with our IPO and (ii) her annual 2021 bonus. We provide additional information regarding the bonuses paid to our named executive officers in 2021 in “—Narrative to Summary Compensation Table—2021 Bonuses” below.
(2)
Amounts reflect the full grant-date fair value of stock awards and stock options granted during 2021 and 2020, rather than the amounts paid to or realized by the named individual.

In 2020, Mses. Hasson and Spear were granted RSUs that were subject to both service-based and liquidity-based vesting conditions. As required pursuant to SEC disclosure rules, the grant-date fair values of these awards included in the table above were computed based on the probable outcomes of the performance conditions as of the applicable grant date; achievement of the performance conditions for these RSUs was not deemed probable on the grant date and, accordingly, no value is included in the table for these awards. Assuming achievement of the performance conditions, the values of these RSUs to each of Mses. Hasson and Spear, as of the grant date, are $12,206,554.

With respect to Mr. Lawrence, the amount for 2021 represents solely the incremental fair value associated with the modification of certain stock options held by him in 2021 in connection with his retirement. Mr. Lawrence did not receive any new equity grants in 2021, and in connection with his retirement, the Company accelerated the vesting of 275,000 shares of Class A common stock subject to the stock option granted to him in December 2020 and amended the stock option so that the vested portion of the stock option may be exercised for one year following his retirement date. The remaining 1,772,212 shares of Class A common stock subject to the stock option grant were forfeited per the terms of the grant. For more information on the modification of Mr. Lawrence’s awards, please see “—Narrative to Summary Compensation Table—2021 Equity Award Actions—Mr. Lawrence's Equity” and “—Executive Compensation Arrangements—Transition Agreement with Jeffrey D. Lawrence” below.

We provide information regarding the assumptions used to calculate the value of the stock awards and stock options in Note 12 to the financial statements for the fiscal year ended December 31, 2021, included in our Annual Report on Form 10-K filed with the SEC on March 10, 2022.

(3)
Mr. Lawrence retired on December 24, 2021; therefore, certain amounts for Mr. Lawrence, such as base salary, reflect a partial year of service.
(4)
Amount for 2021 includes Company-paid life insurance premiums.
(5)
Amount for 2021 includes (i) Company-paid Hart-Scott-Rodino Act filing fees, (ii) Company-paid life insurance premiums and (iii) 401(k) match.
(6)
Amount for 2021 includes (i) Company-paid life insurance premiums, (ii) 401(k) match and (iii) tax gross-up related to an immaterial one-time Company gift.
(7)
Amount for 2021 includes (i) Company-paid life insurance premiums and (ii) 401(k) match.

Narrative to Summary Compensation Table

In June 2021, we closed our IPO and became a newly public company. The compensation provided to our named executive officers in 2021 and the corresponding elements of our executive compensation program largely reflect our practices as a privately-held company prior to our IPO.

Our executive compensation program is designed to compensate, retain and motivate each of our co-Chief Executive Officers—along with the other named executive officers—for their unique contributions in leading and driving the success of our company. We believe that having two co-Chief Executive Officers, each of whom is also a co-founder of the Company, provides key leadership advantages. In building the Company from a small start-up to a public company, Mses. Hasson and Spear have developed deep institutional knowledge regarding all aspects of our Company, our market, the challenges and expectations of healthcare professionals and strategies for how to meet them. Moreover, having two co-Chief Executive Officers, each of whom has a distinct and important skillset, allows for more significant impact across the Company overall. Mses. Hasson and Spear’s complementary skills have been instrumental in growing annual net revenues from $17.6 million in 2017 to $419.6 million in 2021, and we believe that this structure has been an important factor for our success as a business and in growing as rapidly as we have.

As a general matter, our executive compensation program consists of annual base salary, target annual cash incentive opportunities and equity-based long-term incentives. Our annual cash incentive is meant to align cash compensation with annual business performance and key business priorities, while our equity-based long-term incentives provide alignment with our stockholders and promote sustainable, long-term stockholder value creation. Moreover, because a significant portion of our executive compensation has been in the form of equity-based long-term incentives, which inherently rely on company performance, we believe our executive compensation program has been reasonable, competitive and has appropriately balanced the goals of attracting, motivating, rewarding and retaining executives while directly aligning their interests with those of our stockholders.

The relationship between pay and performance is evidenced by our strong growth and financial and operational performance over multiple years, including during fiscal year 2021, highlights of which were:

•
Net revenues of $419.6 million, an increase of 59.5% year over year. Excluding the $4.2 million non-recurring related party sale in Q3 2020, net revenues grew 62.1% year over year.*
•
Gross margin of 71.8%.
•
Net loss of $9.6 million, including $50.4 million of pre-tax stock-based compensation expense incurred in connection with our IPO.
•
Net income, as adjusted*of $55.9 million.
•
Adjusted EBITDA* of $105.2 million.
•
Adjusted EBITDA margin*of 25.1%.
•
Active customers** as of December 31, 2021 of 1.9 million.
•
Net revenues per active customer**of $224.
•
Average Order Value**of $105.

* Net revenues, as adjusted, adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures. Please see the section titled “Non-GAAP Financial Measures and Key Operating Metrics” in the Appendix for more information regarding the Company’s use of non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures.

** Active customers, net revenues per active customer and average order value are key operational and business metrics that are important to understanding our performance. Please see the section titled “Non-GAAP Financial Measures and Key Operating Metrics” in the Appendix for information regarding how we calculate these key operational and business metrics.

The following provides a description of each of our compensation elements for 2021. We plan to continue to evaluate, develop and evolve our executive compensation program as we progress as a newly public company.

2021 Salaries

The named executive officers receive a base salary to compensate them for services rendered to us. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.

In 2021, our named executive officers were entitled to receive the following annual base salaries: Mses. Hasson and Spear: $650,000, which was increased to $1,000,000 in connection with our IPO in May 2021; Ms. Turenshine: $325,000, which was increased to $500,000 upon her promotion to Chief Financial Officer in December 2021; and Mr. Lawrence: $500,000. The Summary Compensation Table above shows the actual base salaries paid to each named executive officer in 2021.

2021 Bonuses

In 2021, each of our named executive officers was eligible to receive an annual discretionary cash bonus targeted at an amount equal to the following: Mses. Hasson and Spear: 100% of base salary, which could have been earned in an amount up to 200%; Ms. Turenshine: $325,000; and Mr. Lawrence: $500,000. The amount of any such annual bonus is determined in the sole discretion of our Board. The actual bonuses paid to each executive for 2021 are set forth above in the Summary Compensation Table in the column entitled “Bonus.”

Equity Compensation

We historically have used stock options as the primary incentive for long-term compensation to our employees (including our named executive officers) because they are able to profit from stock options only if our stock price increases relative to the stock option’s exercise price. We also grant RSU awards to our employees (including our named executive officers). Generally, the stock options and RSU awards we grant vest in equal monthly or quarterly installments over four years, either ratably over the four-year period or, for new employees, ratably following a one-year cliff, subject to the employee’s continued service with us as of the vesting date.

We maintain the 2021 Equity Incentive Award Plan (the “2021 Plan”) in order to facilitate the grant of cash and equity incentives to directors, employees (including our named executive officers) and consultants of our company, and to enable us to obtain and retain services of these individuals, which we believe is essential to our long-term success. Prior to our IPO, we maintained the Amended 2016 Equity Incentive Plan (the “2016 Plan”).

The equity awards granted to our named executive officers in 2021 are discussed below.

2021 Equity Award Actions

Mses. Hasson’s and Spear’s IPO Awards. Pursuant to the amended and restated employment agreements entered into with each of Mses. Hasson and Spear in connection with our IPO, our Board approved the grant of equity awards (the “Co-CEO IPO awards”) equal to $10,000,000 to each of Mses. Hasson and Spear under the 2021 Plan. With respect to each Co-CEO IPO award, $7,500,000 was granted in the form of a nonqualified stock option and $2,500,000 was granted in the form of an RSU award, both based on the IPO price per share of our Class A common stock of $22.00. In approving the Co-CEO IPO awards, our Board considered a compensation analysis performed by Pay Governance. The compensation analysis reviewed the size of equity grants to chief executive officers at peer companies at the time of such companies' IPOs, and demonstrated that the Co-CEO IPO awards were well within the range of such equity grants. The Board also considered the significant role that each of Mses. Hasson and Spear plays in setting the strategic direction of the Company, their unique skillsets and their shared responsibility for creating and executing their vision for the future of our company. Our Board further believed that the Co-CEO IPO awards were key to maintaining Mses. Hasson and Spear’s focus on this shared vision and to encourage their active leadership in our operations, culture, strategy and growth, particularly as we progress as a newly public company. We do not expect the Board to grant any additional equity awards to Mses. Hasson or Spear in 2022.

Each stock option vests and becomes exercisable as to 1/48th of the shares of Class A common stock underlying the stock option on each monthly anniversary of the grant date, and each RSU award vests as to 1/16th of the award on each quarterly anniversary of the grant date, in each case, subject to the executive’s continued service with us through the applicable vesting date. If the executive’s service terminates due to a termination by our company without “cause” or by the executive for “good reason”, or due to death or “disability” (each, as defined in the applicable executive’s amended and restated employment agreement), then each award will vest in full.

In December 2021, our Board approved the amendment of the vesting schedules of the RSUs granted to Mses. Hasson and Spear as part of the Co-CEO IPO awards, such that they vest on each quarterly anniversary of June 1, 2021 (rather than May 26, 2021), in order to align the vesting dates of such RSUs with the vesting dates of other outstanding equity awards held by Mses. Hasson and Spear.

Ms. Turenshine’s IPO Award. In connection with our IPO, our Board approved the grant of equity awards (the “Turenshine IPO awards”) equal to $700,000 to Ms. Turenshine under the 2021 Plan. With respect to the Turenshine IPO awards, $525,000 was granted in the form of a nonqualified stock option and $175,000 was granted in the form of an RSU award, both based on the initial public offering price per share of our Class A common stock of $22.00. In approving the Turenshine IPO awards, our Board considered the significant role that Ms. Turenshine played in the financial operations and strategy of the Company. Each stock option vests and becomes exercisable as to 1/48th of the shares of Class A common stock underlying the stock option on each monthly anniversary of the grant date, and each RSU award vests as to 1/16th of the award on each quarterly anniversary of the grant date, in each case, subject to Ms. Turenshine’s continued service with us through the applicable vesting date. If Ms. Turenshine’s service terminates due to a termination by our company without “cause” or by her for “good reason” (as defined in the applicable Board consent), in either case, within twelve months following a change in control of the Company (as defined in the applicable Board consent), then 100% of the then-unvested shares subject to each such award will vest in full.

Ms. Turenshine’s IPO Award Amendment. In connection with our IPO, each outstanding stock option held by Ms. Turenshine and granted prior to calendar year 2021 was amended by our Board to provide that if Ms. Turenshine’s service is terminated by the Company without “cause” or by her for “good reason” (as defined in the applicable Board consent), in either case, within twelve months following a change in control of the Company (as defined in the applicable Board consent), then 100% of the then-unvested shares subject to each such award will vest in full.

Ms. Hasson’s Accelerated Vesting of pre-IPO awards. In connection with our IPO, and in recognition of her significant and unique contributions to the Company since its founding and the Company’s rapid growth and strong financial performance, our Board approved the accelerated vesting of the outstanding stock options (excluding the Co-CEO IPO award) then-held by Ms. Hasson, effective as of the closing of our IPO.

Ms. Turenshine’s Promotion Award. In connection with Ms. Turenshine’s appointment as our Chief Financial Officer, in December 2021 the Compensation Committee granted to Ms. Turenshine a stock option with a grant date value of $10,000,000 and an RSU award with a grant date value of $10,000,000. In determining to grant this stock option and RSU award to Ms. Turenshine in connection with her appointment, the Compensation Committee considered Ms. Turenshine’s years of service to the Company and her instrumental role in helping the Company achieve its strong financial performance and rapid growth. The Compensation Committee also considered the retentive and motivational value of granting such award as a multi-year award, which was designed to replace the expected value of smaller successive annual equity awards. Based on a review of similarly positioned executives within recently public companies, internal equity and in recognition of her leadership in developing the finance organization of the Company, the Compensation Committee believed this award to be appropriate and in the best interest of the Company and its stockholders.

The stock option vests and becomes exercisable as to 1/48th of the shares of Class A common stock underlying the stock option on each monthly anniversary of the vesting commencement date, and the RSU award vests as to 1/16th of the award on March 1, 2022 and as to 1/16th of the award on each quarterly anniversary thereafter, in each case, subject to Ms. Turenshine’s continued service through the applicable vesting date. If Ms. Turenshine’s service is terminated by the Company without “cause” or by her for “good reason” (each as defined in the applicable award agreement), in either case, within twelve months following a change in control of the Company (as defined in the applicable award agreement), then 100% of the then-unvested shares subject to the stock option grant and the RSU award will vest in full.

Mr. Lawrence’s Equity. In connection with Mr. Lawrence’s retirement, in December 2021 we accelerated the vesting of 275,000 shares of Class A common stock subject to the stock option granted to him in December 2020 and amended the stock option so that the vested portion of the stock option may be exercised for one year following his retirement date. The remaining 1,772,212 shares of Class A common stock subject to the stock option grant were forfeited per the terms of the grant. The incremental fair value associated with these modifications to the stock option is reported in the “—Option Award” column of the Summary Compensation Table. In exchange for these modifications to his stock option, Mr. Lawrence agreed to be bound by, among other things, a three-year post-resignation noncompetition covenant.

Other Elements of Compensation

Retirement Plans

We currently maintain a 401(k) retirement savings plan (the “401(k) plan”) for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Currently, we match contributions made by participants in the 401(k) plan up to a specified percentage of the employee contributions, and these matching contributions are fully vested as of the date on which the contribution is made, provided that the participant has completed one year of service with us. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan, and making fully vested matching contributions, adds to the overall desirability of our compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

Employee Benefits and Perquisites

All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits, life insurance, paid time off and paid parental leave.

We also maintain an employee stock purchase plan, which provides eligible employees an opportunity to purchase FIGS stock at a discounted price. In addition, we offer our employees, including our named executive officers, several well-being perks, including food delivery stipends, and access to virtual workouts, mental health, behavioral health, therapy and self-care providers.

We believe the employee benefits and perquisites described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.

2022 Bonus Program

Going forward, we have further evaluated our executive compensation program for 2022 to ensure our program remains intentional and competitive for a publicly-traded company. Though our executive compensation opportunities remain well-positioned based on relevant market data, we have redesigned our annual cash bonus program for 2022 (the “2022 Bonus Program”). While our annual cash incentive program was historically based on a discretionary assessment of performance, our 2022 Bonus Program is tied to the achievement of key financial and strategic measures. Our named executive officers will be eligible to earn their respective target bonuses based on the achievement of three weighted target metrics: net revenues (weighted 60%), adjusted EBITDA margin (weighted 25%) and corporate strategic priorities (weighted 15%), and will be eligible to earn up to 200% of their target bonuses to the extent the Company meets maximum milestones. The 2022 Bonus Program is materially similar for all employees. We believe our 2022 Bonus Program will motivate and reward our executives and other employees for performance on vital annual measures.

Outstanding Equity Awards at Year-End

The following table summarizes the number of shares of Common Stock underlying incentive plan awards for each named executive officer as of December 31, 2021. Unless otherwise specified, each equity award listed in the following table was granted under the 2021 Plan and covers our Class A common stock. Shares underlying equity awards identified by an asterisk in the following table held by Mses. Hasson and Spear are exchangeable for Class B common stock pursuant to the Equity Award Exchange Agreement (as defined below). The market value of unvested RSUs in the following table are based on a closing price of our Class A common stock on December 31, 2021, the last trading day of the last completed fiscal year, of $27.56 per share.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Heather Hasson	02/22/2018(1)*†	948,331	—	0.86	02/21/2028	—	—
	06/27/2018(2)*†	900,000	—	1.37	06/26/2028	—	—
	06/26/2020(3)*	—	—	—	—	1,352,608	37,277,876
	09/16/2020(4)*†	10,236,060	—	5.10	09/15/2030	—	—
	05/26/2021(5)	106,034	621,063	22.00	05/25/2031	—	—
	06/01/2021(6)	—	—	—	—	99,432	2,740,346
Catherine Spear	02/22/2018(1)*†	7,695,000	—	0.86	02/21/2028	—	—
	06/27/2018(2)*‡	900,000	—	1.37	06/26/2028	—	—
	06/26/2020(3)*	—	—	—	—	1,352,608	37,277,876
	09/16/2020(4)*	2,559,012	7,677,048	5.10	09/15/2030	—	—
	05/26/2021(5)	106,034	621,063	22.00	05/25/2031	—	—
	06/01/2021(6)	—	—	—	—	99,432	2,740,346
Daniella Turenshine	12/12/2018(7)	16,878	20,625	0.46	12/11/2028	—	—
	10/09/2019(8)	18,756	39,375	0.46	10/08/2029	—	—
	09/16/2020(8)	8,432	30,007	0.81	09/15/2030	—	—
	12/26/2020(8)	28,125	101,250	6.02	12/25/2030	—	—
	05/26/2021(8)	6,362	44,535	22.00	05/25/2031	—	—
	06/01/2021(9)	—	—	—	—	6,961	191,845
	12/24/2021(8)	—	817,211	26.36	12/23/2031	—	—
	12/24/2021(10)	—	—	—	—	379,363	10,455,244
Jeffrey D. Lawrence	12/31/2020(11)	—	275,000	6.03	12/24/2022	—	—

* Following the vesting and settlement of RSU awards or exercise of options, as the case may be, the resulting shares of Class A common stock may be exchanged at a 1:1 ratio for shares of the Company’s Class B common stock at the election of the holder pursuant to the Equity Award Exchange Agreement.

† The option is fully vested.

‡ The option is early exercisable.

(1)
This option was granted under the 2016 Plan and vests and becomes exercisable with respect to 1/48th of the total number of shares underlying the option on each monthly anniversary of the vesting commencement date. In the event of a change in control of our company (as defined in the 2016 Plan), 100% of the shares subject to the option shall vest as of immediately prior to the change in control. The vesting of the option held by Ms. Hasson was accelerated in connection with our IPO.
(2)
This option was granted under the 2016 Plan and vests with respect to 1/48th of the total number of shares underlying the option on each monthly anniversary of the vesting commencement date. In the event of a change in control of our company (as defined in the 2016 Plan), 100% of the shares subject to the option shall vest as of immediately prior to the change in control. This option has an early exercise feature, such that, if early exercised, the unvested shares are subject to a right of repurchase by the Company in connection with a termination of service. The vesting of the option held by Ms. Hasson was accelerated in connection with our IPO.
(3)
This RSU award was granted under the 2016 Plan and was scheduled to vest upon the satisfaction of both a (i) service-based requirement, which is satisfied in substantially equal quarterly installments over the four-year period following December 31, 2019, and (ii) liquidity event requirement, which was satisfied in connection with our IPO. If the executive’s service is terminated (i) by us other than for death, disability, or “cause” or (ii) by the executive for “good reason” (each, as defined in the applicable executive’s employment agreement), and, in each case, such termination occurs (a) during the period beginning 3 months prior and ending 12 months following a change in control and (b) prior to the second anniversary of the grant date, then 100% of the then-unvested shares subject to the RSU award will accelerate and vest. If a change in control occurs on or after the second anniversary of the grant date, then 100% of the then-unvested shares subject to the RSU award will accelerate and vest immediately prior to the change in control, provided that the executive remains in continuous service through such time.
(4)
This option was granted under the 2016 Plan and vests and becomes exercisable with respect to 1/60th of the total number of shares underlying the option on each monthly anniversary of the grant date. If the executive’s service is terminated (i) by us other than for death, disability, or “cause” or (ii) by executive for

“good reason” (each, as defined in the applicable executive’s employment agreement), and, in each case, such termination occurs (a) during the period beginning 3 months prior and ending 12 months following a change in control and (b) prior to the second anniversary of the grant date, then 100% of any then-unvested shares subject to the option shall become fully vested immediately prior to the later of the executive’s termination and the change in control. If a change in control occurs on or after the second anniversary of the grant date, then 100% of the then-unvested shares subject to the option will accelerate and vest in full immediately prior to the change in control, provided that executive remains in continuous service through the consummation of the change in control. The vesting of the option held by Ms. Hasson was accelerated in connection with our IPO.
(5)
This option vests and becomes exercisable as to 1/48th of the shares of Class A common stock underlying the stock option on each monthly anniversary of the grant date. If the executive’s service terminates due to a termination by us without “cause” or by the executive for “good reason”, or due to death or “disability” (each, as defined in the applicable executive’s amended and restated employment agreement), then the option will vest in full.
(6)
This RSU award vests as to 1/16th of the RSU award on each quarterly anniversary of the vesting commencement date. If the executive’s service terminates due to a termination by us without “cause” or by the executive for “good reason”, or due to death or “disability” (each, as defined in the applicable executive’s amended and restated employment agreement), then the RSU award will vest in full.
(7)
This option vests and becomes exercisable as to 25% of the shares of Class A common stock underlying the stock option on the first anniversary of the vesting commencement date, and as to 1/48th of the shares underlying the stock option on each monthly anniversary thereafter. If Ms. Turenshine’s service is terminated by us without “cause” or by her for “good reason” (each as defined in the applicable Board consent), in either case, within twelve months following a change in control of the Company (as defined in the applicable Board consent), then 100% of the then-unvested shares subject to the option will vest in full.
(8)
This option vests and becomes exercisable as to 1/48th of the shares of Class A common stock underlying the stock option on each monthly anniversary of the vesting commencement date. If Ms. Turenshine’s service is terminated by us without “cause” or by her for “good reason” (each as defined in the applicable award agreement or Board consent), in either case, within twelve months following a change in control of the Company (as defined in the applicable award agreement or Board consent), then 100% of the then-unvested shares subject to the option will vest in full.
(9)
This RSU award vests as to 1/16th of the RSU award on each quarterly anniversary of the vesting commencement date. If Ms. Turenshine’s service is terminated by us without “cause” or by her for “good reason” (each as defined in the applicable award agreement or Board consent), in either case, within twelve months following a change in control of the Company (as defined in the applicable award agreement or Board consent), then 100% of the then-unvested shares subject to the RSU award will vest in full.
(10)
This RSU award vests as to 1/16th of the RSU award on March 1, 2022, and as to 1/16th of the RSU award on each quarterly anniversary thereafter. If Ms. Turenshine’s service is terminated by us without “cause” or by her for “good reason” (each as defined in the applicable award agreement), in either case, within twelve months following a change in control of the Company (as defined in the applicable award agreement), then 100% of the then-unvested shares subject to the RSU award will vest in full.
(11)
2,047,212 shares of Class A common stock were originally subject to this option award, which was granted under the 2016 Plan and which would have vested and become exercisable over a four-year period, with 25% of the total number of shares underlying the option vesting on the first anniversary of Mr. Lawrence’s start date with us, and 1/48th of the total number of shares underlying the option vesting on each monthly anniversary thereafter. In connection with his retirement, the vesting of 275,000 shares subject to this option was accelerated, effective when Mr. Lawrence’s release of claims became effective and non-revocable on January 5, 2022, and such portion of the option remains exercisable until December 24, 2022. The remainder of this option was forfeited upon Mr. Lawrence’s retirement.

Executive Compensation Arrangements

The following is a summary of the compensatory agreements we have entered into with our named executive officers.

Employment Agreements with Heather Hasson and Catherine Spear. We are party to employment agreements with our co-Chief Executive Officers Heather Hasson and Catherine Spear, each of which was originally entered into in October 2017, amended in September 2020, and amended and restated upon the effectiveness of the registration statement on Form S-1 (File No. 333-255797) (the “Registration Statement”) in connection with our IPO (such agreements, the “A&R employment agreements”). Each of Mses. Hasson’s and Spear’s A&R employment agreements were filed with the SEC on May 20, 2021 as Exhibits 10.11 and 10.12 to the Registration Statement, respectively.

Pursuant to the A&R employment agreements, each of Mses. Hasson and Spear is entitled to receive a base salary of $1,000,000. In addition, each is eligible to receive an annual bonus with a target amount equal to 100% of her base salary, which, consistent with the 2022 Bonus Program, may be earned in an amount up to 200% of her base salary if maximum performance goals are achieved, as determined by the compensation committee of the Board in its sole discretion, and subject to the executive’s continued employment through the bonus payment date. In addition, each is eligible to participate in the health, welfare, retirement, vacation and other employee benefit plans, practices, policies and programs generally available to other senior executives, and the Company will pay the filing and legal fees associated with any required filings under the Hart-Scott-Rodino Act with respect to the acquisition of our securities.

Pursuant to the terms of the A&R employment agreements and in connection with our IPO, we approved the grant to each of Mses. Hasson and Spear of equity awards with an aggregate value of $10,000,000. Please see “—Narrative to Summary Compensation Table—2021 Equity Award Actions—Mses. Hasson’s and Spear’s IPO Awards” for additional details. Under the A&R employment agreements, each of Mses. Hasson and Spear’s agreements has a five-year term following the completion of our IPO in June 2021.

Pursuant to the A&R employment agreements, if Ms. Hasson’s or Ms. Spear’s employment is terminated by us without “cause” or by the executive for “good reason” during the period beginning three months prior to and ending 12 months following a “change in control” (each, as defined in the applicable executive’s employment agreement), the executive will receive the following severance payments and benefits: (i) continued payments of base salary for 24 months following the date of termination; (ii) 100% accelerated vesting and exercisability of all equity awards granted to the executive prior to or in connection with the IPO; (iii) a lump-sum amount equal to 200% of the cost of 18 months of COBRA premiums; and (iv) a pro-rated target bonus for the year in which the termination occurs and an amount equal to 200% of the executive’s target bonus for the year in which the termination occurs. If Ms. Hasson’s or Ms. Spear’s employment is terminated by us without “cause” or by the executive for “good reason” not within the change in control period described above, the executive will receive the severance payments and benefits set forth in items (i) through (iii) above. The severance payments and benefits described above are subject to the executive’s timely execution and non-revocation of a release of claims in our favor. Additionally, if Ms. Hasson’s or Ms. Spear’s employment is terminated due to death or disability, the executive will receive 100% accelerated vesting (and exercisability, if applicable) of all equity awards granted to the executive prior to or in connection with our IPO. Further, if a change in control of the Company occurs, Mses. Hasson and Spear will each receive 100% accelerated vesting (and exercisability, if applicable) of all outstanding equity awards granted prior to our IPO (excluding the IPO awards).

Mses. Hasson and Spear are also subject to the terms and conditions of an employee confidential information and invention assignment agreement, a one-year post-termination non-solicitation covenant, and an indefinite mutual non-disparagement covenant.

Employment Letter Agreement with Daniella Turenshine. On March 8, 2022, we entered into an amended and restated employment letter agreement with Ms. Turenshine in connection with her appointment as our Chief Financial Officer, which was filed with the SEC on March 10, 2022 as Exhibit 10.15 to our Annual Report on Form 10-K for the year ended December 31, 2021. Pursuant to the employment letter, Ms. Turenshine is eligible to receive a base salary of $500,000 and a target annual bonus opportunity equal to $300,000 for 2022 as determined by the Board, which, consistent with our 2022 Bonus Program, may be earned in an amount up to a maximum of 200% of the target annual bonus, subject to her continued employment through the bonus payment date. In addition, Ms. Turenshine is eligible to participate in our standard benefit programs. Ms. Turenshine’s employment with us is at-will.

Pursuant to the employment letter, if Ms. Turenshine’s employment is terminated by us without “cause” or by her for “good reason” (and other than due to death or disability) during the 12-month period following a “change in control” (each, as defined in the employment agreement), Ms. Turenshine will receive the following severance payments and benefits: (i) continued payment of base salary for 12 months following the date of termination, (ii) up to 12 months of company-paid COBRA continuation, (iii) a pro-rated target bonus for the year of termination, paid in a lump-sum, and (iv) 100% accelerated vesting and exercisability of the stock option and RSU award granted to Ms. Turenshine in December 2021 in connection with her appointment as our Chief Financial Officer. If Ms. Turenshine’s employment is terminated by us without “cause” or by her for “good reason” (and other than due to death or disability) not within the change in control period described above, Ms. Turenshine will receive the following severance payments and benefits: (i) continued payments of base salary for 12 months following the date of termination and (ii) up to 12 months of COBRA continuation.

The severance payments and benefits described above are subject to Ms. Turenshine’s timely execution and non-revocation of a release of claims in our favor. Ms. Turenshine entered into our standard employee confidential information and invention assignment agreement as a condition of her employment.

Offer Letter with Jeffrey D. Lawrence. During his employment with the Company, we were party to an offer letter with Mr. Lawrence, dated December 24, 2020, pursuant to which Mr. Lawrence commenced employment with us as our Chief Financial Officer. The offer letter was filed with the SEC on May 5, 2021 as Exhibit 10.13 to the Registration Statement. Pursuant to the offer letter, during 2021, Mr. Lawrence was eligible to receive a base salary of $500,000 and an annual discretionary bonus equal to $500,000 as determined by the Board, subject to his continued employment through the bonus payment date. In addition, Mr. Lawrence was eligible to participate in our standard benefit programs.

In connection with the commencement of his employment with us, and pursuant to the offer letter, we granted Mr. Lawrence a stock option to purchase 2,047,212 shares of our Class A common stock. Mr. Lawrence’s employment with us was at-will.

Pursuant to the offer letter, if Mr. Lawrence’s employment was terminated by us without “cause” or by him for “good reason” (and other than due to death or disability) during the 12-month period following a “change in control” (each, as defined in the offer letter), Mr. Lawrence would receive the following severance payments and benefits: (i) continued payment of base salary for 12 months following the date of termination, (ii) up to 12 months of company-paid COBRA continuation, (iii) a pro-rated target bonus for the year of termination, paid in a lump-sum, and (iv) 100% accelerated vesting and exercisability of the option granted in December 2020 under the offer letter. If Mr. Lawrence’s employment was terminated by us without “cause” or by him for “good reason” (and other than due to death or disability) not within the change in control period described above, Mr. Lawrence would receive the following severance payments and benefits: (i) continued payments of base salary for 12 months following the date of termination and (ii) up to 12 months of COBRA continuation.

The severance payments and benefits described above would have been subject to Mr. Lawrence’s timely execution and non-revocation of a release of claims in our favor. Mr. Lawrence entered into our standard employee confidential information and invention assignment agreement as a condition of his employment.

Transition Agreement with Jeffrey D. Lawrence. On December 9, 2021, Mr. Lawrence notified us of his retirement from the position of Chief Financial Officer, and we entered into a transition agreement with Mr. Lawrence pursuant to which his employment terminated as of December 24, 2021. The transition agreement was filed with the SEC on March 10, 2022 as Exhibit 10.10 to our Annual Report on Form 10-K for the year ended December 31, 2021. Pursuant to the transition agreement, Mr. Lawrence was eligible to receive the following severance payments and benefits in accordance with the terms of his existing offer letter (as described above): (i) continued payment of base salary for 12 months following the date of termination; and (ii) up to 12 months of Company-paid COBRA continuation. Additionally, in exchange for the non-competition and other restrictive covenants contained in the transition agreement, the Company (i) accelerated the vesting and exercisability of 275,000 shares of the Class A common stock subject to the stock option granted to Mr. Lawrence in December 2020 and (ii) extended the exercise period of Mr. Lawrence’s outstanding stock options to December 24, 2022. The remaining 1,772,212 shares subject to the stock option grant were forfeited per the terms of the grant.

The severance payments and benefits described above were subject to Mr. Lawrence’s timely execution and non-revocation of a release of claims in our favor. The transition agreement contains certain restrictive covenants, including a three-year post-termination noncompetition provision.

Cash Sale Bonus Letters. On February 22, 2018, we entered into cash sale bonus letter agreements with each of Mses. Hasson and Spear. Pursuant to the letter agreements, upon the occurrence of a sale of our company in which the implied equity valuation of our company is equal to or greater than $400 million and either (i) the cash consideration actually received by our stockholders is equal to or greater than $400 million or (ii) the cash consideration actually received by our stockholders is equal to or greater than $300 million and the sum of such cash consideration plus any publicly traded equity securities actually received by our stockholders is equal to or greater than $400 million, and, in either case, provided that such sale qualifies as a change in control event under Section 409A of the Code (a “Qualifying Cash Sale”), each executive will be eligible to earn a transaction bonus equal to $1,500,000 for Ms. Hasson and $3,750,000 for Ms. Spear, paid in a single lump sum within ten days following the Qualifying Cash Sale. Mses. Hasson and Spear need not be employed or engaged by our company on the date of the Qualifying Cash Sale in order to receive the bonus.

DIRECTOR COMPENSATION

2021 Director Compensation

The following table sets forth the compensation awarded to, earned by or paid to our non-employee directors who served on our Board during the year ended December 31, 2021. Our co-founders and co-Chief Executive Officers, Heather Hasson and Catherine Spear, are also members of our Board but did not receive any additional compensation for service as a director. See the section titled “Executive Compensation—Summary Compensation Table” for information regarding the compensation paid to Mses. Hasson and Spear in 2021.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Sheila Antrum(2)	19,527	216,571	236,098
Michael Soenen(2)	26,165	216,571	242,736
J. Martin Willhite	22,253	216,571	238,824
Christopher Varelas(3)	—	216,571	216,571

(1)
Amounts reflect the full grant date fair value of RSU awards granted during 2021 computed in accordance with ASC Topic 718. We provide information regarding the assumptions used to calculate the value of the RSU awards granted to our non-employee directors in Note 12 to the financial statements for the fiscal year ended December 31, 2021, included in our Annual Report on Form 10-K filed with the SEC on March 10, 2022. As of December 31, 2021, Messrs. Soenen and Willhite and Ms. Antrum each held 6,819 RSUs.
(2)
The service of each of Ms. Antrum and Mr. Soenen on our Board began in May 2021.
(3)
The service of Mr. Varelas on our Board began in May 2021 and ended in August 2021. Mr. Varelas did not receive any cash compensation with respect to his service during 2021, and his RSU award was forfeited as a result of his departure from our Board.

We reimburse any non-employee director for his or her reasonable out-of-pocket expenses incurred in attending Board and committee meetings.

Before our IPO, we did not have a formal policy to provide any cash or equity compensation to our non-employee directors for their service on our Board or committees of our board of directors. In connection with our IPO, our Board approved a non-employee director compensation policy as further described below.

Director IPO Grants

Our Board approved the grant of RSU awards pursuant to the 2021 Plan to our non-employee directors, effective upon the closing of our IPO. Each RSU award covers 6,819 shares of our Class A common stock, which was determined by dividing $150,000 by the initial public offering price per share of our Class A common stock of $22.00 in our IPO. Each RSU award will vest in full on the earlier of the first anniversary of the closing of our IPO and our annual stockholders’ meeting in 2022, subject to continued service as of such date.

Director Compensation Program

In connection with our IPO, our Board adopted and our stockholders approved a non-employee director compensation program (the “Director Compensation Program”). The Director Compensation Program provides for annual retainer fees and long-term equity awards for certain of our non-employee directors (each, an “Eligible Director”). The material terms of the Director Compensation Program are summarized below.

The Director Compensation Program consists of the following components:

Cash Compensation

•
Annual Retainer: $50,000
•
Annual Committee Chair Retainer:
o
Audit: $20,000

o
Compensation: $15,000
o
Nominating and Corporate Governance: $10,000
•
Annual Committee Member (Non-Chair) Retainer:
o
Audit: $10,000
o
Compensation: $7,500
o
Nominating and Corporate Governance: $5,000

Annual cash retainers are paid in quarterly installments in arrears and are pro-rated for any partial calendar quarter of service.

Equity Compensation

•
Initial Grant: Each Eligible Director who is initially elected or appointed to serve on the Board automatically will be granted, on the date on which such Eligible Director is appointed or elected to serve on the Board, an RSU award with a value of approximately $150,000, multiplied by a fraction (i) the numerator of which is the difference between 365 and the number of days from the date of the immediately preceding annual meeting of the Company’s stockholders through the election or appointment date and (ii) the denominator of which is 365. These initial grants will vest in full on the earlier to occur of (x) the one-year anniversary of the applicable grant date and (y) the date of the next annual meeting of the Company’s stockholders following the grant date, subject to such Eligible Director’s continued service through the applicable vesting date.
•
Annual Grant: An Eligible Director who is serving on our Board as of the date of the annual meeting of the Company’s stockholders each calendar year will be granted, on such annual meeting date, an RSU award with a value of approximately $150,000. Each annual grant will vest in full on the earlier to occur of (A) the first anniversary of the applicable grant date and (B) the date of the next annual meeting following the grant date, subject to such Eligible Director’s continued service through the applicable vesting date.

In addition, each Initial Grant and Annual Grant will vest in full upon a change in control of the Company (as defined in the 2021 Plan) if the Eligible Director will not become a member of the Board of the Company or the ultimate parent of the Company as of immediately following such change in control.

Compensation under our Director Compensation Program will be subject to the annual limits on non-employee director compensation set forth in the 2021 Plan.

Equity Compensation Plan Information

The following table provides information, as of December 31, 2021, about our compensation plans under which shares of our common stock may be issued.

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Available for Future Issuance Under Equity Compensation Plans (excludes securities reflected in first column)
Equity compensation plans approved by security holders(1)					15,362,581	(2)
Restricted Stock Units	3,668,169	(3)	—		—
Options to Purchase Class A Common Stock	37,871,680	(4)	$5.24	(5)	—
Equity compensation plans not approved by security holders	—		—		—
Total	41,539,849		$5.24		15,362,581

(1)
Consists of the 2016 Plan, 2021 Plan and 2021 Employee Stock Purchase Plan (the “ESPP”).
(2)
The number of shares authorized under our 2021 Plan will increase on the first day of each calendar year beginning on January 1, 2022 and ending on and including January 1, 2031, equal to the lesser of (A) a number of Shares (as defined in the 2021 Plan) such that the aggregate number of Shares available for grant under the 2021 Plan immediately following such increase shall equal 5% of the aggregate number of shares of Class A common stock and Class B common stock outstanding on the final day of the immediately preceding calendar year, and (B) such lesser number of Shares as determined by our Board. The number of shares authorized under our ESPP will increase on the first day of each calendar year beginning on January 1, 2022 and ending on and including January 1, 2031, equal to the lesser of (A) 1% of the shares of Class A common stock and Class B common stock outstanding as of the last day of the immediately preceding fiscal year and (B) such lesser number of Shares (as defined in the ESPP) as determined by our Board. The maximum number of shares of Class A common stock subject to issuance pursuant to our ESPP offering period outstanding as of December 31, 2021 is 660,000.
(3)
Consists of 2,705,216 and 962,953 shares of Class A common stock subject to outstanding RSUs under the 2016 Plan and 2021 Plan, respectively. Following the effectiveness of the 2021 Plan, no further grants were permitted to be made under the 2016 Plan, though existing awards remain outstanding.
(4)
Consists of 35,144,968 and 2,726,712 outstanding options to purchase Class A common stock under the 2016 Plan and 2021 Plan, respectively. Following the effectiveness of the 2021 Plan, no further grants were permitted to be made under the 2016 Plan, though existing awards remain outstanding.
(5)
As of December 31, 2021, the weighted-average exercise price of outstanding options was $5.24.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to holdings of our Class A common stock and Class B common stock by (i) stockholders known to us to beneficially own more than 5% of the outstanding shares of our Class A common stock or our Class B common stock, and (ii) each of our directors (which includes all nominees), each of our named executive officers and all directors and executive officers as a group, in each case as of April 13, 2022, unless otherwise indicated. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 158,537,564 shares of our Class A common stock and 6,196,339 shares of our Class B common stock outstanding as of April 13, 2022. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to restricted stock units (“RSUs”), options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 13, 2022 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Each outstanding share of our Class B common stock is convertible at any time at the option of the holder into one share of our Class A common stock, such that each holder of Class B common stock beneficially owns an equivalent number of shares of Class A common stock. In addition, each share of our Class B common stock will convert automatically into one share of our Class A common stock upon the earlier of (1) the date fixed by our Board that is not less than 60 days or more than 180 days following the death or disability of both Ms. Hasson and Ms. Spear and (2) June 1, 2031, the 10-year anniversary of the date of the closing of the IPO, each of which we refer to as a final conversion event.

Unless otherwise indicated, the address of each beneficial owner listed below is 2834 Colorado Avenue, Suite 100, Santa Monica, California 90404. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

	Shares of Class A Common Stock(1)		Shares of Class B Common Stock(2)		Common Stock Beneficially Owned(3)	Combined Voting Power(4)
Name of beneficial owner	Number	Percentage	Number	Percentage	Percentage	Percentage
5% Stockholders (excl. Named Executive Officers and Directors)
Thomas Tull(5)	27,759,185	17.5%	—	—	16.9%	9.8%
FMR LLC(6)	17,868,358	11.3%	—	—	10.8%	6.3%
Certain funds and accounts advised by T. Rowe Price Associates, Inc.(7)	17,432,336	11.0%	—	—	10.6%	6.2%
Viking Global Investors LP(8)	13,340,414	8.4%	—	—	8.1%	4.7%
Franklin Resources, Inc.(9)	8,333,476	5.3%	—	—	5.1%	3.0%
The Vanguard Group(10)	7,956,821	5.0%	—	—	4.8%	2.8%

Named Executive Officers and Directors
Heather Hasson(11)	12,457,783	7.3%	1,910,710	30.8%	8.1%	17.2%
Catherine Spear(12)	12,379,144	7.2%	4,285,629	69.2%	9.4%	33.3%
Jeffrey D. Lawrence(13)	244,967	*	—	—	*	*
Daniella Turenshine(14)	281,961	*	—	—	*	*
Sheila Antrum(15)	6,819	*	—	—	*	*
A.G. Lafley(16)	892,442	*	—	—	*	*
Kenneth Lin(17)	52,861	*	—	—	*	*
Michael Soenen(18)	6,819	*	—	—	*	*
Jeffrey Wilke(19)	118,733	*	—	—	*	*
J. Martin Willhite(20)	3,154,251	2.0%	—	—	1.9%	1.1%
All current executive officers and directors as a group (nine individuals)(21)	29,350,814	16.0%	6,196,339	100.0%	18.7%	49.8%

* Represents less than one percent.

(1)
The number and percentage of Class A shares beneficially owned by an individual or entity (i) includes shares of Class A common stock subject to RSUs, options or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 13, 2022, which are considered outstanding Class A common stock, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person and (ii) excludes shares of Class B common stock that are convertible into shares of Class A common at any time at the option of the holder.
(2)
The number and percentage of Class B shares beneficially owned by an individual or entity excludes shares of Class A common stock underlying options and RSUs subject to the Equity Award Exchange Agreement (as defined below) and exchangeable for Class B common stock within 60 days of April 13, 2022.
(3)
The percentage of common stock beneficially owned by an individual or entity includes shares of Class A common stock and Class B common stock subject to restricted stock units, options or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 13, 2022, which are considered outstanding common stock, provided that these shares are not considered outstanding for purposes of computing the percentage ownership of any other person, and provided further that shares of Class B common stock beneficially owned by an individual or entity excludes shares of Class A common stock underlying options and RSUs subject to the Equity Award Exchange Agreement and exchangeable for Class B common stock within 60 days of April 13, 2022.
(4)
Percentage of “Combined Voting Power” represents voting power with respect to all outstanding shares of our Class A common stock and Class B common stock, as a single class, as of April 13, 2022. The holders of our Class B common stock are entitled to 20 votes per share, and holders of our Class A common stock are entitled to one vote per share.

(5)
Based solely on a Form 4 filed with the SEC on April 5, 2022. Consists of (a) 2,101,277 shares of Class A common stock held directly by Thomas Tull, (b) 25,640,990 shares of Class A common stock held by the Tull Family Trust and (c) 16,918 shares of Class A common stock held by First Light Investors, LLC (“First Light”). Mr. Tull is the trustee of the Tull Family Trust and First Light is controlled by Mr. Tull’s spouse. All of the shares identified in this footnote, except those held by First Light, are subject to the Voting Agreement. The address of Mr. Tull is 627 N. Wacker Drive #523, Chicago, IL 60606.
(6)
Based solely on a Schedule 13G filed with the SEC on April 11, 2022. FMR LLC has sole voting power over 17,863,142 shares of Class A common stock and sole dispositive power over 17,868,358 shares of Class A common stock. Abigail P. Johnson has sole dispositive power over 17,868,358 shares of Class A common stock. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. The address of FMR LLC and Ms. Johnson is 245 Summer Street, Boston, Massachusetts 02210.
(7)
Based solely on a Schedule 13G/A filed with the SEC on March 10, 2022. Consists of shares of Class A common stock held by funds and accounts for which T. Rowe Price Associates, Inc. (“TRPA”) serves as investment adviser or subadviser, as applicable, with power to direct investments and/or sole power to vote the securities owned by such funds and accounts (with the exception of one advisory fund that retains its own voting authority). TRPA may be deemed to be the beneficial owner of the shares held by such funds and accounts; however, TRPA expressly disclaims that it is, in fact, the beneficial owner of such securities. TRPA reports sole voting power over 3,369,766 shares of Class A common stock and sole dispositive power over 17,432,336 shares of Class A common stock. T. Rowe Price New Horizons Fund, Inc. reports sole voting power over 11,598,277 shares of Class A common stock. The address of these entities is 100 East Pratt Street, Baltimore, Maryland 21202.
(8)
Based solely on a Schedule 13G/A filed with the SEC on February 14, 2022 by Viking Global Investors LP (“VGI”), Viking Global Opportunities Parent GP LLC (“Opportunities Parent”), Viking Global Opportunities GP LLC (“Opportunities GP”), Viking Global Opportunities Portfolio GP LLC (“Opportunities Portfolio GP”), Viking Global Opportunities Illiquid Investments Sub-Master LP (“VGOP”), O. Andreas Halvorsen, David C. Ott and Rose S. Shabet. VGI provides managerial services to VGOP. Opportunities Parent is the general partner of Opportunities GP. Opportunities GP serves as the sole member of Opportunities Portfolio GP. Opportunities Portfolio GP serves as the general partner of VGOP. Mr. Halvorsen, Mr. Ott and Ms. Shabet serve as Executive Committee Members of Viking Global Partners LLC, which is the general partner of VGI. As a result of the foregoing relationships, each of VGI, Opportunities Parent, Opportunities GP, Opportunities Portfolio GP, VGOP, Mr. Halvorsen, Mr. Ott and Ms. Shabet (collectively, the “Viking Parties”) may be deemed to beneficially own the shares reported herein. Each of the Viking Parties has shared voting and dispositive power over 13,340,414 shares of Class A common stock. The address of each of the Viking Parties is 55 Railroad Avenue, Greenwich, Connecticut 06830.
(9)
Based solely on a Schedule 13G filed with the SEC on February 3, 2022. These shares are beneficially owned by one or more open or closed end investment companies or other managed accounts that are investment management clients of investment managers that are direct and indirect subsidiaries (“Investment Management Subsidiaries”) of Franklin Resources, Inc. (“FRI”). Charles B. Johnson and Rupert H. Johnson, Jr. (the “Principal Shareholders”) each own in excess of 10% of the outstanding common stock of FRI and are the principal stockholders of FRI. FRI, the Principal Shareholders and each of the Investment Management Subsidiaries disclaim any pecuniary interest in any of the shares. Franklin Advisors, Inc. has sole voting and dispositive power with respect to 8,092,601 shares of Class A common stock. Franklin Templeton Investments (Asia) Ltd. has sole voting and dispositive power over 219,075 shares of Class A common stock. Fiduciary Trust Company International has sole voting and dispositive power over 21,800 shares of Class A common stock. The principal address of Franklin Advisors, Inc., FRI and the Principal Shareholders is One Franklin Parkway, San Mateo, California 94403.
(10)
Based solely on a Schedule 13G filed with the SEC on February 10, 2022. The Vanguard Group has sole voting power over no shares, shared voting power over 28,540 shares of Class A common stock, sole dispositive power over 7,902,661 shares of Class A common stock and shared dispositive power over 54,160 shares of Class A common stock. The address of the Vanguard Group is 100 Vanguard Blvd. Malvern, Pennsylvania 19355.
(11)
Consists of (a) 7,102 shares of Class A common stock, (b) 169,076 shares of Class B common stock, (c) 8,338 shares of Class A common stock held by the Heather Hasson revocable trust, (d) 799,181 shares of Class B common stock held by the Heather Hasson revocable trust, (e) 942,453 shares of Class B common stock held by the Maple Tree Irrevocable Trust, (f) 12,266,165 shares of Class A common stock issuable upon the exercise of stock options exercisable within 60 days of April 13, 2022 and (g) 176,178 shares of Class A common stock issuable upon the settlement of RSUs vesting within 60 days of April 13, 2022. Assuming the exchange of all of the shares of Class A common stock underlying Ms. Hasson’s (i) options subject to the Exchange Right (as defined below) and vested and exercisable within 60 days of April 13, 2022 and (ii) RSUs subject to the Exchange Right and vesting within 60 days of April 13, 2022, in each case for shares of Class B common stock pursuant to the Equity Award Exchange Agreement, Ms. Hasson would have total voting power of 53.7%. All of the shares identified in this footnote are subject to the Voting Agreement.

(12)
Consists of (a) 7,102 shares of Class A common stock, (b) 169,076 shares of Class B common stock, (c) 7,073 shares of Class A common stock held by the Catherine Spear Revocable Trust, (d) 2,150,521 shares of Class B common stock held by the Catherine Spear Revocable Trust, (e) 983,016 shares of Class B common stock held by the Wingaersheek Irrevocable Trust I, (f) 983,016 shares of Class B common stock held by the Wingaersheek Irrevocable Trust II, (g) 12,188,791 shares of Class A common stock issuable upon the exercise of stock options exercisable within 60 days of April 13, 2022 and (h) 176,178 shares of Class A common stock issuable upon the settlement of RSUs vesting within 60 days of April 13, 2022. Assuming the exchange of all of the shares of Class A common stock underlying Ms. Spear’s (i) options subject to the Exchange Right and vested and exercisable within 60 days of April 13, 2022 and (ii) RSUs subject to the Exchange Right and vesting within 60 days of April 13, 2022, in each case for shares of Class B common stock pursuant to the Equity Award Exchange Agreement, Ms. Spear would have total voting power after this offering of 62.6%. All of the shares identified in this footnote are subject to the Voting Agreement.
(13)
Mr. Lawrence retired from the Company in December 2021. To the Company’s knowledge, as of April 13, 2022, Mr. Lawrence held no shares of the Company’s Common Stock and 244,967 shares of Class A common stock issuable upon the exercise of stock options exercisable within 60 days of April 13, 2022.
(14)
Consists of (a) 48,345 shares of Class A common stock (b) 209,409 shares of Class A common stock issuable upon the exercise of stock options exercisable within 60 days of April 13, 2022 and (c) 24,207 shares of Class A common stock issuable upon the settlement of RSUs vesting within 60 days of April 13, 2022.
(15)
Consists of 6,819 shares of Class A common stock issuable upon the settlement of RSUs vesting within 60 days of April 13, 2022.
(16)
Consists of (a) 891,322 shares of Class A common stock held by the AG Lafley Revocable Trust U/A/D 1/10/1990 and (b) 1,120 shares of Class A common stock issuable upon the settlement of RSUs vesting within 60 days of April 13, 2022.
(17)
Consists of (a) 51,741 shares of Class A common stock and (b) 1,120 shares of Class A common stock issuable upon the settlement of RSUs vesting within 60 days of April 13, 2022.
(18)
Consists of 6,819 shares of Class A common stock issuable upon the settlement of RSUs vesting within 60 days of April 13, 2022.
(19)
Consists of (a) 104,923 shares of Class A common stock jointly held with Mr. Wilke’s spouse, (b) 12,690 shares of Class A common stock held in an individual retirement account and (c) 1,120 shares of Class A common stock issuable upon the settlement of RSUs vesting within 60 days of April 13, 2022.
(20)
Consists of (a) 3,147,432 shares of Class A common stock and (b) 6,819 shares of Class A common stock issuable upon the settlement of RSUs vesting within 60 days of April 13, 2022.
(21)
Consists of (a) 4,286,068 shares of Class A common stock beneficially owned by our current executive officers and directors, (b) 6,196,339 shares of Class B common stock beneficially owned by Mses. Hasson and Spear, (c) 24,664,365 shares of Class A common stock issuable upon the exercise of stock options exercisable within 60 days of April 13, 2022 and (d) 400,381 shares of Class A common stock issuable upon the settlement of RSUs vesting within 60 days of April 13, 2022. Assuming the exchange of the shares of Class A common stock underlying all of Mses. Hasson’s and Spear’s (i) options subject to the Exchange Right and vested and exercisable within 60 days of April 13, 2022 and (ii) RSUs subject to the Exchange Right and vesting within 60 days of April 13, 2022, in each case for shares of Class B common stock pursuant to the Equity Award Exchange Agreement, Mses. Hasson and Spear would have total voting power of 79.5%.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures for Related Person Transactions

Our Board of Directors has adopted a written Related Person Transaction Policy, setting forth the policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our legal department is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If our legal department determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our General Counsel is required to present to the Audit Committee all relevant facts and circumstances relating to the related person transaction. Our Audit Committee must review the known relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chair of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.

The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding Common Stock, or any member of the immediate family of any of the foregoing persons, since January 1, 2021, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.”

Follow-On Offering

On September 20, 2021, our co-founders and co-Chief Executive Officers, Heather Hasson and Catherine Spear, and Tulco, LLC, our then majority stockholder (“Tulco” and, collectively with Mses. Hasson and Spear, the “Selling Stockholders”), sold shares of the Company’s Class A common stock in a registered public offering (the “Follow-On Offering”). The following table sets forth the aggregate number of shares of Class A common stock that the Selling Stockholders sold in the Follow-On Offering and the total proceeds received, after deducting underwriting discounts and commissions:

Selling Stockholder	Shares of Class A Common Stock Sold	Aggregate Proceeds
Tulco	6,366,670	$247,281,463
Heather Hasson	2,419,998	$93,992,722
Catherine Spear	1,468,324	$57,029,704

We did not sell any shares of Class A common stock in the Follow-On Offering and did not receive any of the proceeds from the sale of shares by the Selling Stockholders. The Selling Stockholders reimbursed us for the professional fees and expenses we incurred in connection with the Follow-On Offering, totaling $0.9 million.

Tulco IPO Fees Reimbursement

Tulco reimbursed us for certain of the professional fees and expenses we incurred in connection with our May 2021 IPO. These reimbursements totaled $4.9 million.

Stockholders’ Agreement

On October 23, 2020, we entered into an amended and restated stockholders’ agreement with certain holders of our Common Stock, including, but not limited to, Ms. Hasson and Ms. Spear, pursuant to which certain of these holders are entitled to certain rights relating to the registration of their shares.

Voting Agreement

We, Ms. Hasson and Ms. Spear, Tulco and certain related persons and trusts entered into a Voting Agreement in connection with our IPO, under which such parties agree, upon the terms set forth in the Voting Agreement, to vote their shares for the election of each of Ms. Hasson, Ms. Spear and, for so long as Tulco and its permitted transferees (as defined in the Company’s Amended and Restated Certificate of Incorporation) hold, in the aggregate, at least 10% of the total number of outstanding shares of all classes of our Common Stock (calculated on a diluted basis to include any issued and outstanding options, RSUs or other equity awards, whether vested or unvested), an individual designated by Tulco to our Board, and to vote against their removal.

On March 21, 2022, in connection with the distribution by Tulco of all shares of our Common Stock then held by Tulco to its members on a pro rata basis, and as contemplated by the Voting Agreement, the existing parties to the Voting Agreement entered into an amendment and joinder with Thomas Tull and his family trust (the “Tull Parties”), under which the Tull Parties were acknowledged as permitted transferees under the Voting Agreement and joined as parties to the Voting Agreement, with the same rights and obligations as the other investor parties thereto.

Exchange Transactions

In connection with our IPO, we entered into an exchange agreement with Ms. Hasson and Ms. Spear, Tulco and certain related trusts pursuant to which an aggregate of 6,776,438 shares of Class A common stock held by Ms. Hasson and Ms. Spear and their respective affiliated trusts and 6,300,000 shares of Class A common stock then held by Tulco were exchanged into an equivalent number of shares of Class B common stock.

In addition, pursuant to an equity award exchange right agreement (the “Equity Award Exchange Agreement”) entered into between us and Ms. Hasson and Ms. Spear in connection with our IPO, each of Ms. Hasson and Ms. Spear have a right to require us to exchange any shares of Class A common stock received upon the exercise of stock options or the vesting and settlement of RSUs, in each case granted under our 2016 Equity Incentive Award Plan and outstanding prior to the date of effectiveness of the registration statement related to our IPO, for an equivalent number of shares of Class B common stock (the “Exchange Right”). Pursuant to the Exchange Right and the Equity Award Exchange Agreement, as of April 13, 2022, Mses. Hasson and Spear have exchanged 466,106 and 422,119 shares of Class A common stock, respectively, in each case received upon the settlement of RSUs, for an equal number of shares of Class B common stock. As of April 13, 2022, Mses. Hasson and Spear retain the Exchange Right over a remaining (i) 12,084,391 and 18,831,060 shares, respectively, underlying outstanding options and (ii) 1,352,608 shares, respectively, underlying outstanding RSUs. The Equity Award Exchange Agreement does not cover any equity awards granted to Ms. Hasson or Ms. Spear following the completion of the IPO.

Employment and Compensation Arrangements

We have entered into employment agreements with and have granted equity awards to our executive officers. In addition, we have entered into a cash sale bonus agreement with each of Ms. Spear and Ms. Hasson. See “Executive Compensation— Executive Compensation Arrangements” for a further discussion of these arrangements.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as defense, settlement or payment of a judgment under certain circumstances.

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 2834 Colorado Avenue, Suite 100, Santa Monica, California 90404 in writing not later than December 27, 2022.

Stockholders intending to present a proposal at the 2023 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2023 Annual Meeting of Stockholders no earlier than February 8, 2023 and no later than March 10, 2023. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2023 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 8, 2023, then our Secretary must receive such written notice not later than the 90th day prior to the 2023 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 10, 2023.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS

Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this Proxy Statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

Certain information contained in this Proxy Statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

In connection with our solicitation of proxies for our 2023 Annual Meeting, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.

FIGS’ ANNUAL REPORT ON FORM 10-K

A copy of FIGS’ Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 13, 2022 without charge upon written request addressed to:

FIGS, Inc.

Attention: Secretary

2834 Colorado Avenue, Suite 100

Santa Monica, California 90404

A reasonable fee will be charged for copies of exhibits. You also may access this Proxy Statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 at www.ir.wearfigs.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

Todd Maron, Chief Legal Officer and Secretary

Santa Monica, California

April 26, 2022

APPENDIX

Cautionary Note Regarding Forward-Looking Statements

This Proxy Statement contains forward-looking statements. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. All statements other than statements of historical facts contained in this Proxy Statement may be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. Forward-looking statements contained in this Proxy Statement include, without limitation, statements regarding our investor outreach program; our corporate responsibility initiatives, including with respect to diversity, equity and inclusion, community connections and sustainability; our compensation programs; solicitation of proxies for our 2023 annual meeting; and plans and objectives for future operations. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the important factors discussed in Part I, Item 1A (Risk Factors) of our Form 10-K for the fiscal year ended December 31, 2021, as well as our other filings with the SEC. The forward-looking statements in this Proxy Statement are based upon information available to us and speak only as of the date of this Proxy Statement. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained in this Proxy Statement, whether as a result of any new information, future events or otherwise.

Non-GAAP Financial Measures and Key Operating Metrics

In addition to the GAAP financial measures set forth herein, the Company has included non-GAAP financial measures within the meaning of Regulation G and Item 10(e) of Regulation S-K. The Company uses “net revenues, as adjusted,” “net income, as adjusted,” “adjusted EBITDA” and “adjusted EBITDA margin” to provide useful supplemental measures that assist in evaluating its ability to generate earnings, provide consistency and comparability with its past financial performance and facilitate period-to-period comparisons of its core operating results as well as the results of its peer companies. The Company calculates “net revenues, as adjusted” as net revenues, adjusted to exclude non-recurring related party sales. The Company calculates “net income, as adjusted, as net income adjusted to exclude transaction costs, expenses related to non-ordinary course disputes, stock-based compensation, including expense related to award modifications, accelerated performance awards and ambassador grants in connection with our IPO, and expense resulting from the retirement of the Company's previous CFO, and the income tax impact of these adjustments. The Company calculates “adjusted EBITDA” as net income adjusted to exclude: other income (loss), net; gain/loss on disposal of assets; provision for income taxes; depreciation and amortization expense; stock-based compensation and related expense; transaction costs; and expenses related to non-ordinary course disputes. The Company calculates “adjusted EBITDA margin” by dividing adjusted EBITDA by net revenues.

The Company has also included herein “active customers,” “net revenues per active customer” and “average order value,” which are key operational and business metrics that are important to understanding Company performance. The Company calculates “active customers” as unique customer accounts that have made at least one purchase in the preceding 12-month period. The Company calculates “net revenues per active customer” as the sum of the total net revenues in the preceding 12-month period divided by the current period “active customers.” The Company calculates “average order value” as the sum of the total net revenues in a given period divided by the total orders placed in that period. Total orders are the summation of all completed individual purchase transactions in a given period.

The following table presents a reconciliation of net revenues, as adjusted, to net revenues, which is the most directly comparable financial measure calculated in accordance with GAAP:

	Year ended December 31,
	2021	2020
	($ in thousands)
Net revenues	$419,591	$263,112
Deduct:
Related party sales	—	(4,200)
Net revenues, as adjusted	$419,591	$258,912

A-1

The following table presents a reconciliation of net income, as adjusted to net income (loss), which is the most directly comparable financial measure calculated in accordance with GAAP:

	Year ended December 31,
	2021	2020
	($ in thousands, except share and per share amounts)
Net income (loss)	$(9,556)	$49,758
Add (deduct):
Transaction costs	2,019	296
Expenses related to non-ordinary course disputes(1)	8,183	1,197
Stock-based compensation expense in connection with the IPO and other(2)	56,084	—
Income tax impacts of items above	(843)	(153)
Net income, as adjusted	$55,887	$51,098

(1) Represents legal fees incurred in connection with the litigation claims described in the section titled “Legal Proceedings” appearing in our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 10, 2022.

(2) Includes certain stock-based compensation expenses including expense related to award modifications, accelerated performance awards and ambassador grants in connection with the IPO, and expense resulting from the retirement of the Company's previous CFO.

The following table presents a reconciliation of adjusted EBITDA to net income (loss), which is the most directly comparable financial measure calculated in accordance with GAAP:

	Year ended December 31,
	2021	2020
	($ in thousands, except margin)
Net income (loss)	$(9,556)	$49,758
Add (deduct):
Other income (loss), net	1,124	(136)
Gain/loss on disposal	—	2
Provision for income taxes	19,415	8,318
Depreciation and amortization expense(1)	1,424	946
Stock-based compensation and related expense(2)	83,516	8,713
Transaction costs	1,139	296
Expenses related to non-ordinary course disputes(3)	8,183	1,197
Adjusted EBITDA	$105,245	$69,094
Adjusted EBITDA Margin	25.1%	26.3%

(1) Excludes amortization of debt issuance costs included in “Other income (loss), net.”

(2) Includes stock-based compensation expense and payroll taxes related to equity award activity.

(3) Represents legal fees incurred in connection with the litigation claims described in the section titled “Legal Proceedings” appearing in our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 10, 2022.

A-2

FIGS, INC. 2834 COLORADO AVENUE SUITE 100 SANTA MONICA, CA 90404 D82950-P68455 For All Withhold All For All Except FIGS, INC. To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) Catherine Spear 02) Sheila Antrum The Board of Directors recommends you vote FOR the following proposal: Abstain Against For 2. Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022. NOTE: Such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/FIGS2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

FIGS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS June 8, 2022 4:30 PM Eastern Time The undersigned stockholder(s) hereby appoint(s) Daniella Turenshine, Todd Maron and Danielle Warner, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Class A common stock and/or Class B common stock, as applicable, of FIGS, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 4:30 p.m., Eastern Time on Wednesday,June 8, 2022, which will be conducted via live webcast accessible at www.virtualshareholdermeeting.com/FIGS2022, and any continuation, adjournment or postponement thereof (the “Annual Meeting”). Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation, or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. Continued and to be signed on reverse side Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D82951-P68455